Exhibit 3.1

CERTIFICATE OF INCORPORATION

OF

TELEPHONE MARKETING PROGRAMS INCORPORATED

The undersigned, a natural person, for the purpose of organizing a corporation for conducting the business and promoting the purposes hereinafter stated, under the provisions and subject to the requirements of the laws of the State of Delaware (particularly Title 8, Chapter 1 of the Delaware Code and the Acts amendatory thereof and supplemental thereto, and known, identified, and referred to as the “General Corporation Law of the State of Delaware”), does hereby certify:

ARTICLE I

NAME

The name of the Corporation is Telephone Marketing Programs Incorporated (the “Corporation”).

ARTICLE II

AGENT FOR SERVICE

The address of the Corporation’s registered office in the State of Delaware is 15 East North Street, in the City of Dover, County of Kent.  The name of the Corporation’s registered agent at such address is United Corporate Services, Inc.

ARTICLE III

PURPOSE

The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

ARTICLE IV

INCORPORATOR

The name and mailing address of the sole incorporator is as follows:

Andrew J. McKelvey

c/o TMP Worldwide Inc.

1633 Broadway - 33rd Floor

New York, New York 10103

ARTICLE V

CAPITAL

(1)           Classes and Number of Shares

The total number of shares of all classes of stock which the Corporation has authority to issue is two hundred forty million (240,000,000) shares, consisting of two hundred million (200,000,000) shares of Common Stock, par value $.001 per share (the “Common Stock”), thirty-nine million (39,000,000) shares of Class B Common Stock, par value $.001 per share (the “Class B Common Stock”), two hundred thousand shares (200,000) shares of 10.5% Cumulative Preferred Stock, par value $10.00 per share (the “Cumulative Preferred Stock”), and eight hundred thousand (800,000) shares of Preferred Stock, par value $.001 per share, which shall have such designations as may be authorized by the Board of Directors from time to time (the “Preferred Stock”).

(2)           Power and Rights of the Common Stock and the Class B Common Stock

A.            Voting Rights.  Each share of Common Stock is entitled to one vote and each share of Class B Common Stock is entitled to ten votes on all matters.  Except as described below, the Common Stock and the Class B Common Stock vote together as a single class on all matters presented for a vote of the stockholders, including the election of directors.  The holders of a majority of the outstanding shares of Common Stock or Class B Common Stock, voting as separate classes, must approve certain amendments affecting shares of such class.  Specifically, if there is any proposal to amend the Certificate of Incorporation in a manner that would increase or decrease the  number of authorized shares of Common Stock or Class B Common Stock, increase or decrease the par value of the shares of Common Stock or Class B Common Stock or alter or change the powers, preferences, or special rights of the shares of Common Stock or Class B Common Stock so as to affect them adversely, such an amendment must be approved by a majority of the outstanding shares of the affected class, voting separately as a class.  In addition, any merger or consolidation in which each share of Common Stock receives consideration that is not of the same type or is less than the amount of the consideration to be received by each share of Class B Common Stock, other than consideration payable in securities which provide each share of Class B Common Stock with the number of votes that is no more than ten times the number of votes provided each share of Common Stock, must be approved by a majority of the outstanding shares of Common Stock, voting separately as a class.  Shares of Common Stock and Class B Common Stock do not have cumulative voting rights.

B.            Dividends.  Each share of Common Stock and Class B Common Stock is entitled to dividends if, as and when dividends may be declared by the Board of Directors of the Corporation and paid.  Dividends must be paid on both the Common Stock and the

Class B Common Stock at any time that dividends are paid on either.  Any dividend so declared and payable in cash, capital stock of the Corporation (other than Common Stock or Class B Common Stock) or other property will be paid equally, share for share, on the Class B Common Stock and Common Stock. Dividends and distributions payable in shares of Class B Common Stock may be paid only on shares of Class B Common Stock, and dividends and distributions payable in shares of Common Stock may be paid only on shares of Common Stock. If a dividend or distribution payable on Common Stock is made on the Common Stock, the Corporation must also make a simultaneous dividend or distribution on the Class B Common Stock.  Pursuant to any such dividend or distribution, each share of Class B Common Stock will receive a number of shares of Class B Common Stock equal to the number of shares of Common Stock payable on each share of Common Stock.

C. Class B Common Stock Conversion.  Each share of the Class B Common Stock may at any time be converted at the election of the holder thereof into one share of the Common Stock.  Any holder of shares of Class B Common Stock may elect to convert any or all of such shares at one time or at various times in such holder’s discretion.  Such right shall be exercised by the surrender of the certificate representing each share of Class B Common Stock to be converted to the Corporation at its principal executive offices, accompanied by a written notice of the election by the holder thereof to convert and (if so required by the Corporation) by instruments of transfer, in form satisfactory to the Corporation, duly executed by such holder or his duly authorized attorney.  The issuance of a certificate or certificates for shares of the Common Stock upon conversion of shares of Class B Common Stock shall be made without charge for any stamp or other similar tax in respect of such issuance.  However, if any such certificate or certificates is or are to be issued in a name other than that of the holder of the shares of Class B Common Stock to be converted, the person or persons requesting the issuance thereof shall pay to the Corporation the amount of any tax which may be payable in respect of any such transfer, or shall establish to the satisfaction of the Corporation that such tax has been paid.  As promptly as practicable after the surrender for conversion of a certificate or certificates representing shares of Class B Common Stock and the payment of any tax as hereinabove provided, the Corporation will deliver to, or upon the written order of, the holder of such certificate or certificates, a certificate or certificates representing the number of shares of Common Stock issuable upon such conversion, issued in such name or names as such holder may direct.  Such conversion shall be deemed to have been made immediately prior to the close of business on the date of the surrender of the certificate or certificates representing shares of Class B Common Stock (or, if on such date the transfer books of the Corporation shall be closed, then immediately prior to the close of business on the first date thereafter that said books shall be open), and all rights of such holder arising from ownership of shares of Class B Common Stock shall cease at such time, and the person or persons in whose name or names the certificate or certificates representing shares of Common Stock are to be issued shall be treated for all purposes as having become the record holder or holders of such shares of Common Stock at such time and shall have and may exercise all the rights and powers appertaining thereto.  No adjustments in respect of past cash dividends shall be made upon the conversion of any share of Class B Common Stock; provided, that, if any shares of Class B Common Stock shall be converted into shares of Common Stock subsequent to the record date for the payment of a dividend or other distribution on shares of Class B Common Stock but prior to such payment, the registered holder of such shares of Class B Common Stock at the close of business on such record date shall be entitled to receive on the payment date, with respect to the shares of Common Stock received upon such conversion, the dividend or other distribution which would have been payable had such shares of Common Stock been outstanding and held of record on such dividend record date by the registered holder on such dividend record date of the shares of Class B Common Stock so converted in lieu of the dividend otherwise payable on the shares of Class B Common Stock so converted.  The Corporation shall at all times reserve and keep available, solely for the purpose of issuance upon conversion of outstanding shares of Class B Common Stock, such number of shares of Common Stock as may be issuable upon the conversion of all such outstanding shares of Class B Common Stock; provided, that, the Corporation may deliver shares of Common Stock which are held in the treasury of the Corporation for shares of Class B Common Stock to be converted. If any share of Common Stock requires registration with or approval of any governmental authority under any federal or state law before such share of Common Stock may be issued upon conversion, the Corporation will endeavor to cause such share to be duly registered or approved, as the case may be.  The Corporation will endeavor to list shares of Common Stock required to be delivered upon conversion prior to such delivery upon any national securities exchange or national market system on which the outstanding shares of Common Stock may be listed at the time of such delivery.  All shares of Common Stock which may be issued upon conversion of shares of Class B Common Stock will, upon issuance, be fully paid and nonassessable.  The aggregate amount of stated capital represented by shares of Common Stock issued upon conversion of shares of Class B Common Stock shall be the same as the aggregate amount of stated capital represented by the shares of Class B Common Stock so converted.

D.  Mandatory Conversion of Class B Common Stock.  At any time when (i) the aggregate voting power of all outstanding shares of Class B Common Stock as reflected on the stock transfer books of the Corporation falls below 15% of the aggregate voting power of all outstanding shares of Common Stock and Class B Common Stock of the Corporation, (ii) the Board of Directors and the holders of a majority of the outstanding shares of Class B Common Stock approve the conversion of all the shares of Class B Common Stock into Common Stock, or (iii) when the death of the holder of a majority of the shares of Class B Common Stock occurs, then, immediately upon the occurrence of any such event, without any act on anyone’s part, the outstanding shares of Class B Common Stock shall be converted into shares of Common Stock in accordance with Section C above.  At any time when a holder of shares of Class B Common Stock sells or assigns such holder’s beneficial ownership of any shares of Class B Common Stock then, immediately upon the occurrence of any such event, without any act on anyone’s part, the specific shares of Class B Common Stock so sold or assigned shall be converted into shares of Common Stock in accordance with Section C above.  For purposes of the immediately preceding sentence, the pledge or grant of a security interest in, or the formation or existence of any lien, encumbrance or similar right against, a share of Class B Common Stock shall not be deemed a sale or assignment of the beneficial ownership of that share of Class B Common Stock unless and until the beneficiary of such pledge, security interest, lien, encumbrance or similar right realizes or forecloses upon its interest therein and becomes the beneficial owner of such specific share of Class B Common Stock.  In the event of any conversion described above, certificates formerly representing outstanding shares of Class B Common Stock shall thereupon and thereafter be deemed to represent the number of shares of Common Stock into which such shares of Class B Common Stock are convertible.

E.  Liquidation Rights.  In the event the Corporation shall be liquidated, dissolved or wound up, whether voluntarily or involuntarily, after there shall have been paid or set aside for the holders of all shares of the Preferred Stock and Cumulative Preferred Stock then outstanding the full preferential amounts to which they are entitled under the terms of such Preferred Stock or Cumulative Preferred Stock, the net assets of the Corporation remaining thereafter shall be divided among the holders of the Common Stock and Class B Common Stock in such a manner that the amount of such net assets distributed to each share of Common Stock shall be equal to the amount of such assets distributed to each share of Class B Common Stock.

F.  Restrictions on the Issuance of Additional Class B Common Stock. Additional shares of Class B Common Stock may only be issued upon stock splits of, or stock dividends on, the existing Class B Common Stock.  No stockholder of the Corporation shall have preemptive or other rights to subscribe for additional shares of the Corporation.

G.  Merger, Consolidation, Sale of Assets. Subject to the prior and superior rights of the Preferred Stock and the Cumulative Preferred Stock, if any, in the event of any merger or consolidation of the Corporation with or into another corporation in which the Corporation shall not survive, or the sale or transfer of all or substantially all of the assets of the Corporation to another entity, or a merger or consolidation in which the Corporation shall be the surviving entity but its Common Stock and Class B Common Stock is exchanged for stock, securities or property of another entity, the holders of Common Stock and Class B Common Stock shall be entitled to receive all cash, securities and other property received by the Corporation.

H. Residual Rights.  All rights accruing to the outstanding shares of the Corporation not expressly provided for to the contrary in this Certificate of Incorporation, as it may from time to time be amended or supplemented, shall be vested in the Common Stock and Class B Common Stock.

(3) Power and Rights of the 10.5% Cumulative Preferred Stock and Preferred Stock.

A. 10.5 % Cumulative Preferred Stock

1.             Dividend Rights.  (a) The holders (“Cumulative Preferred Holder(s)”) of issued and outstanding shares of 10.5% Cumulative Preferred Stock (the “Cumulative Preferred Stock”)  shall be entitled to receive, when and as declared by the Board of Directors of the Corporation, out of funds legally available for the payment of dividends, a cumulative cash dividend at an annual rate of $1.05 per share, payable on the first day of May of each year (or if such date is not a regular business day, then the next business day thereafter), commencing on May 1, 1996.  Dividends on the issued and outstanding shares of Cumulative Preferred Stock shall be preferred and cumulative and shall accrue from day to day from the date on which such shares are originally issued by the Corporation (“Original Issue Date”).  The initial Cumulative Preferred Holders shall also be entitled to receive, when and as declared by the Board of Directors of the Corporation, out of funds legally available for the payment of dividends, a cash dividend on each share equal to the amount of accrued but unpaid dividends, if any, to which such holders were entitled on the Original Issue Date as a result of their ownership of a share of 10.5% Cumulative Preferred Stock of McKelvey Enterprises, Inc., a New York corporation (the “McKelvey Enterprises Preferred Stock”), that was converted into a share of Cumulative Preferred Stock.  Cumulative Preferred Holders shall not be entitled to participate in any other or additional earnings or profits of the Corporation beyond the foregoing dividend rights by reason of owning Cumulative Preferred Stock.

(b)           Unless the full amount of cumulative dividends on the Cumulative Preferred Stock up to and including the most current dividend payment date shall have been paid, or declared and a sum sufficient for the payment thereof set apart, or in the event the Corporation is in default in its redemption obligations under Section A3(a) below, the Corporation shall not at any time (i) set aside or apply any sum for the purchase or redemption of any outstanding Common Stock or other capital stock of the Corporation, except the Cumulative Preferred Stock, or (ii) declare any dividend (other than a dividend payable in Common Stock of the Corporation) or distribution on, or set aside or apply any sum for the payment of any dividend or other distribution on, the Common Stock or other capital stock of the Corporation, except the Cumulative Preferred Stock.

2.             Voting Rights.   Except as may otherwise be required by the General Corporation Law of the State of Delaware and as set forth below in Section A5, the Cumulative Preferred Holders shall not be entitled to vote their shares of Cumulative Preferred Stock on any matter submitted to a vote of the shareholders of the Corporation or at any meeting of such shareholders.

3.             Redemption Rights.

(a)           Optional Redemption By Cumulative Preferred Holders (“Put”).

(i)            At any time or from time to time after the Original Issue Date, any Cumulative Preferred Holder may give the Corporation notice of intention to require the Corporation to redeem (“Put”) all or any portion of such Cumulative Preferred Holder’s Cumulative Preferred Stock (collectively, “Put Shares”); and the Corporation shall redeem the Put Shares, all subject to the limitations described below.

(ii)           Notwithstanding the Put right provided to Cumulative Preferred Holders under Section A3(a)(i) above, the Corporation shall not be required to redeem Put Shares in any single twelve-month period commencing on and continuing after the original issue date of the McKelvey Enterprises Preferred Stock in excess of the number of shares of Cumulative Preferred Stock equal to (A) 20% of the aggregate number of shares of the McKelvey Enterprises Preferred Stock originally issued, multiplied by the number of twelve-month periods after the original issue date of the McKelvey Enterprises Preferred Stock (with the first twelve-month period immediately following the original issue date of the McKelvey Enterprises Preferred Stock being considered “one,” the twelve-month period thereafter being considered “two” and so on), less (B) the sum of the number of Put Shares previously redeemed by the Corporation pursuant to the exercise by Cumulative Preferred Holders of Put rights and the number of put shares previously redeemed by McKelvey Enterprises, Inc. pursuant to the exercise by holders of McKelvey Enterprises Preferred Stock of their put rights. In addition, in the event required distributions or loan obligations to participants under the Corporation’s profit sharing plan at any time exceeds the limitations set forth above, the Cumulative Preferred Holders may require the Corporation to redeem that number of additional shares of Cumulative Preferred Stock needed to permit the Cumulative Preferred Holders to make such distributions or loans to participants and the proceeds shall be applied solely for such purposes.

(iii)          The cash redemption price to be paid for each Put Share redeemed pursuant to this Section A3(a) shall be an amount equal to the par value thereof, plus the amount of any unpaid cumulative dividends accrued thereon through the date of redemption (collectively, “Put Price”).

(iv)          A Cumulative Preferred Holder may exercise a Put by mailing to the Corporation written notice of exercise of the Put (“Put Notice”), first class postage prepaid, certified, return receipt requested, not less than 30 days nor more than 60 days prior to the proposed redemption date.  Such Put Notice shall be accompanied by the certificate or certificates evidencing all the Put Shares, together with executed stock transfer instruments sufficient to effect the transfer of all the Put Shares to the Corporation.  Such Put Notice shall specify the number of Put Shares subject to such Put and shall become effective three business days after mailing to the Corporation (accompanied by certificates and appropriate stock transfer instruments) in the manner provided above.  Certificates accompanying the Put Notice shall represent Put Shares which are free and clear of all liens, claims and encumbrances of every nature and kind whatsoever, except any restrictions imposed by the federal and any applicable state securities laws and except as provided in Section A6 hereof.  The closing of the Put shall take place on the date specified by the Cumulative Preferred Holder in its Put Notice, which date shall not be less than 30 days nor more than 60 days after the effective date of the Put Notice.  At the closing, the Cumulative Preferred Holder shall receive from the Corporation a wire transfer or certified check in an amount equal to the total Put Price for all Put Shares redeemed thereby.

(v)           If a Cumulative Preferred Holder exercises a Put, and if the Corporation shall not have sufficient surplus to permit it to lawfully purchase all of the Put Shares subject to any Put under the General Corporation Law of the State of Delaware, the Corporation shall purchase all of such Put Shares as soon thereafter as it may lawfully do so.

(vi)          In the event that the Corporation shall default in the redemption of the full amount of Put Shares subject to an exercised Put, until such default shall be cured in full (A) no dividends shall be declared, paid or set aside for payment on the issued and outstanding shares of Common Stock (other than a dividend payable in Common Stock of the Corporation) or any other capital stock of the Corporation (other than a dividend payable in Class B Common Stock of the Corporation), except the Cumulative Preferred Stock; (B) no other distribution shall be declared, made or set aside for distribution upon the shares of Common Stock or any other capital stock of the Corporation, except the Cumulative Preferred Stock; (C) no shares of Common Stock, or any other capital stock of the Corporation, except the Cumulative Preferred Stock, shall be redeemed, purchased or otherwise acquired for any consideration by the Corporation; and (D) cumulative dividends on such unredeemed Put Shares shall continue to accrue through the ultimate redemption date and be added to the Put Price.

(vii)         In case less than all of the shares of Cumulative Preferred Stock represented by any surrendered certificate are not subject to redemption pursuant to the exercise of a Put right, a new certificate shall be issued representing the unredeemed shares.

(viii)        All shares of Cumulative Preferred Stock redeemed pursuant to the exercise of a Put as hereinabove provided, shall be retired and cancelled and shall not be reissued, and no shares shall be issued in lieu thereof or in exchange therefor.

(b)           Optional Redemption By Corporation (“Call”).

(i)            At any time or from time to time on and after May 1, 1996, the Corporation shall have the right and option, exercisable by a resolution of its Board of Directors, to redeem the entire amount or any part of the shares of issued and outstanding Cumulative Preferred Stock (collectively, “Called Shares”) out of funds legally available therefore, upon not less than 60 days’ written notice (“Call Notice”) to the Cumulative Preferred Holders thereof specifying the date (“Call Date”) and the place for surrender of the certificates evidencing the Called Shares, by paying to each such Cumulative Preferred Holder the following amount for each Called Share (depending upon the Call Date), together with the amount of any unpaid cumulative dividends accrued on the Called Shares through the Call Date (collectively, “Call Price”):

Call Date	Call Price (plus unpaid dividends)
May 1, 1996 - April 30, 1997	$10.525
May 1, 1997 - April 30, 1998	10.420
May 1, 1998 - April 30, 1999	10.315
May 1, 1999 - April 30, 2000	10.210
May 1, 2000 - April 30, 2001	10.105
May 1, 2001 and thereafter	10.000

(ii)           (A)          A Call Notice shall be given by the Corporation by mailing to the Cumulative Preferred Holders a written notice of such Call, first class postage prepaid, certified, return receipt requested, not less than 30 days nor more than 60 days prior to the Call Date, at each of such Cumulative Preferred Holders’ last address as shall appear upon the stock transfer records of the Corporation.  Any Call Notice which is mailed in the manner provided above shall be conclusively presumed to have been duly given three business days after such mailing; and any nonmaterial defect in such Call Notice to any Cumulative Preferred Holder shall not affect the validity of the proceedings for the Call of any Called Shares.

(B)           The Call Notice to each Cumulative Preferred Holder shall specify (I) the Call Date; (II) the number of Called Shares and, if fewer than all of the then issued and outstanding shares of Cumulative Preferred Stock are to be called, the number of such Called Shares to be called from such Cumulative Preferred Holder; (III) the total Call Price per Called Share; and (IV) where payment of the Call Price is to be made by the Corporation upon surrender of the certificate or certificates representing such Called Shares.  The Call Notice shall also state that any unpaid cumulative dividends accrued thereon through the Call Date will be paid as specified therein as part of the Call Price and that from and after the Call Date dividends thereon will cease to accrue.

(C)           If any Call Notice shall have been duly given, then from and after the Call Date set forth therein (unless the Corporation shall default in the payment of the Call

Price), notwithstanding that any certificate for Called Shares shall not have been surrendered for cancellation, all such Called Shares so called shall no longer be deemed outstanding on and after the Call Date, and the right to receive dividends thereon and all other rights (including Put rights) with respect to such Called Shares shall cease and terminate on such Call Date; except only the right of the Cumulative Preferred Holders thereof to receive the Call Price, without interest thereon, upon surrender of the certificate or certificates for such Called Shares.

(iii)          If less than all of the issued and outstanding shares of Cumulative Preferred Stock are to be called, the particular shares to be called shall be conclusively selected or determined by the Board of Directors of the Corporation by lot or such other equitable manner as the Board of Directors of the Corporation shall designate and prescribe by resolution.

(iv)          In case less than all of the shares of Cumulative Preferred Stock represented by any surrendered certificate are called, a new certificate shall be issued representing the uncalled shares.

(v)           All shares of Cumulative Preferred Stock called as hereinabove provided or otherwise shall be retired and cancelled and shall not be reissued, and no shares shall be issued in lieu thereof or in exchange therefor.

4.             Liquidation Rights.  In the event of a partial or complete liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary (hereinafter referred to as “liquidation”), before any assets of the Corporation shall be paid to, set aside for or distributed to holders of issued and outstanding shares of Common Stock or any other class of capital stock ranking subordinate to the Cumulative Preferred Stock, each Cumulative Preferred Holder shall be entitled to receive out of the assets of the Corporation or the proceeds thereof, a preferential payment in an amount equal to the par value for each share of Cumulative Preferred Stock held of record thereby, plus an amount equal to all unpaid cumulative dividends accrued thereon, but without interest. Except as provided herein, the Cumulative Preferred Holders shall not be entitled to participate in any further distribution of the assets of the Corporation or otherwise by reason of owning Cumulative Preferred Stock.  If the assets distributable upon a liquidation shall be insufficient to permit the distribution to the Cumulative Preferred Holders of the full preferential amounts to which such Cumulative Preferred Holders shall be entitled, then such amounts shall be distributed ratably among the Cumulative Preferred Holders in proportion to the respective amounts which would otherwise be distributed to such Cumulative Preferred Holders if such distribution was made in full. Neither the consolidation or merger of the Corporation with or into any other corporation or corporations, nor the sale or transfer by the Corporation of all or any part of its assets or stock, shall be deemed to be a liquidation of the Corporation for purposes of this Section A4.

5.             Priority Of Cumulative Preferred Stock.  The Corporation shall not at any time (either directly or through merger or consolidation with another corporation), except with the affirmative vote of the Cumulative Preferred Holders of at least two-thirds of the shares of the Cumulative Preferred Stock then outstanding, voting as a single and separate class with one vote per share, (i) authorize any class of capital stock ranking equal or prior to the Cumulative Preferred Stock either as to rights on liquidation or redemption, or as to dividends; (ii) amend the Corporation’s Certificate of Incorporation so as to affect adversely or prejudice the relative rights, preferences or limitations of the shares of the Cumulative Preferred Stock; or (iii) merge or consolidate with or into any other corporation, or sell, lease, exchange, mortgage, pledge, or otherwise dispose of all, or substantially all, of the property and assets of the Corporation.  No vote or consent of the Cumulative Preferred Holders, as a class, shall be required in connection with the authorization of, or the increase of the total number of authorized shares of, the Common Stock or any other class of stock ranking subordinate to the Cumulative Preferred Stock as to rights on liquidation and redemption, and as to dividends.

6.             Transfer Rights.

(a)           In the event a Cumulative Preferred Holder should decide to sell, pledge, assign, exchange, hypothecate, encumber or otherwise transfer or dispose of in any manner, whether voluntarily or by operation of law (hereinafter collectively referred to as “transfer”), any shares of Cumulative Preferred Stock, such Cumulative Preferred Holder (hereinafter referred to as a “Transferring Holder”) shall first deliver written notice thereof (“Notice of Transfer”) to the principal business office of the Corporation to the attention of its Secretary.  Such Notice of Transfer shall specify (i) the number of shares proposed to be transferred (“Offered Shares”); (ii) the date of the proposed transfer (“Transfer Date”), which Transfer Date shall not be less than 30 days after actual receipt by the Corporation of the Notice of Transfer; (iii) the identity, including the complete name, address and telephone number, of the proposed transferee of the Offered Shares (“Proposed Transferee”); and (iv) the proposed consideration to be received and terms of payment for the Offered Shares (collectively, “Offering Price”). The Notice of Transfer shall constitute an offer to transfer all of the Offered Shares to the Corporation and the date of such offer (“Offer Date”) shall be the date of actual receipt by the Corporation of the Notice of Transfer.  The Notice of Transfer shall be delivered to the Corporation accompanied by the certificate or certificates for the Offered Shares, together with executed stock transfer instruments sufficient to effect the transfer of all of the Offered Shares to the Corporation or the Proposed Transferee, if and when any purchase thereof is effected by the Corporation or by the Proposed Transferee pursuant to this Section A6, which shall be held in trust for delivery by the Corporation for the account of the Transferring Holder, if and when any purchase thereof is effected by the Corporation or by the Proposed Transferee pursuant to this Section A6.  Such certificates when delivered shall represent Offered Shares which are free and clear of all liens, claims and encumbrances of every nature or kind whatsoever (other than the contingent purchase right of the Proposed Transferee and any restrictions imposed by the federal and any applicable state securities laws).

(b)(i)       For a period of 30 days after the Offer Date (“Option Period”), the Corporation shall have the option and right to purchase the Offered Shares at the price (“Exercise Price”) equal to the Offering Price.

(ii)           In the event the Corporation shall exercise its option and right to purchase the Offered Shares pursuant to clause (i) hereof, as evidenced by a resolution of the Board of Directors of the Corporation, the Corporation shall signify such exercise within the Option Period by mailing to the Transferring Holder a written notice of such exercise (“Notice of Exercise”), first class postage prepaid to the Transferring Holder’s last address as shall appear upon the stock transfer records of the Corporation.  The Notice of Exercise shall specify that (A) the Corporation is exercising its option and right to purchase the Offered Shares pursuant to clause (i) hereof; (B) the total Exercise Price for all of the Offered Shares being purchased by the Corporation; and (C) a business day and hour within 15 days after the date of mailing the Notice of Exercise for the closing of the purchase (“Purchase Date”).  Any Notice of Exercise which is mailed in the manner provided herein shall be conclusively presumed to have been duly given when mailed.

(iii)          If the Corporation does not duly give the Notice of Exercise within the Option Period, the offer to the Corporation shall thereupon lapse and the Transferring Holder may transfer the Offered Shares to the Proposed Transferee within a period of 30 days thereafter without restriction, but only in strict compliance with the terms of transfer set forth in the Notice of Transfer, including, without limitation, the Offering Price.  In the event the proposed transfer of the Offered Shares to the Proposed Transferee is not consummated within such 30 day period in accordance with the provisions of this clause (iii), the restrictions of this Section A6 shall again apply.  The Offered Shares so transferred to the Proposed Transferee, and the Proposed Transferee upon such transfer, shall continue to be subject to all of the terms and conditions of this Article V, including, without limitation, the provisions of this Section A6.

(c)           All certificates for shares of Cumulative Preferred Stock shall bear an appropriate legend thereon reflecting the restrictions on the transfer of such shares otherwise than pursuant to the provisions of this Section A6.

(d)(i)       In the event a proposed transfer of the Offered Shares to a Proposed Transferee or the Corporation shall not be consummated for whatever reason whatsoever, the holder thereof, and the Offered Shares not transferred, shall continue to be subject to the provisions of this Section A6.

(ii)           Notwithstanding the transfer of any Offered Shares pursuant to this Section A6, the shares of Cumulative Preferred Stock not transferred to the Proposed

Transferee or the Corporation shall continue to be subject to the provisions of this Section A6.

(iii)          The provisions of this Section A6 shall apply to any and all shares of Cumulative Preferred Stock acquired by a Cumulative Preferred Holder, whether by purchase, stock dividend, stock split or otherwise.

(e)           In the event a Cumulative Preferred Holder shall attempt to transfer such shares of Cumulative Preferred Stock without complying with the provisions of this Section A6, including, without limitation, any transfer by operation of law, or otherwise fails to comply with such Cumulative Preferred Holder’s respective obligations hereunder, the Corporation  shall have the right and option to cancel all of the certificates evidencing the shares of Cumulative Preferred Stock attempted to be transferred and to reissue stock certificates representing such shares in the name of the Corporation upon the payment to the Cumulative Preferred Holder thereof of the aggregate par value for such shares; and the Cumulative Preferred Holder thereof shall indemnify and hold the Corporation harmless from and against all costs, losses, damages, liabilities and expenses as a result of such attempted transfer.

(f)            Notwithstanding anything in this Section A6 to the contrary, any transfer of shares of Cumulative Preferred Stock by a Cumulative Preferred Holder may be made only in compliance with the Securities Act of 1933, as amended, and applicable state blue sky statutes, or exemptions therefrom.

B.  Preferred Stock.  The Board of Directors is hereby authorized, subject to the provisions contained in this Article V, to issue the Preferred Stock from time to time in one or more series, which Preferred Stock shall rank senior to the Common Stock as to dividends and distribution of assets of the Corporation on dissolution, as hereinafter provided, and shall have such distinctive designations as may be stated in the resolution or resolutions providing for the issue of such stock adopted by the Board of Directors.  In such resolution or resolutions providing for the issuance of shares of a particular series of Preferred Stock, the Board of Directors is hereby expressly authorized and empowered to fix the number of shares constituting such series and to fix the relative rights and preferences of the shares of the series so established to the full extent allowable by law except insofar as such rights and preferences are fixed herein.  Such authorization in the Board of Directors shall expressly include the authority to fix and determine the relative rights and preferences of such shares in all respects including, without limitation, the following:

1.                                       the rate of dividend;

2.                                       whether shares can be redeemed or called and, if so, the redemption or call price and terms and conditions of redemption or call;

3.                                       the amount payable upon shares in the event of dissolution, voluntary and involuntary liquidation or winding up of the affairs of the Corporation;

4.                                       purchase, retirement or sinking fund provisions, if any, for the call, redemption or purchase of shares;

5.                                       the terms and conditions, if any, on which shares may be converted into Common Stock or any other securities;

6.                                       whether or not shares have voting rights, and the extent of such voting rights, if any; and

7.                                       whether shares shall be cumulative, noncumulative, or partially cumulative as to dividends and the date from which any cumulative dividends are to accumulate.

ARTICLE VI

MEETINGS

Meetings of the stockholders of the Corporation may be held within or without the State of Delaware, as the Bylaws may provide.  The books of the Corporation may be kept (subject to any provisions contained in the statutes) outside the State of Delaware at such place or places as may be designated from time to time by the Board of Directors or in the Bylaws of the Corporation. Elections of directors need not be by written ballot unless the Bylaws of the Corporation shall so provide.

ARTICLE VII

BYLAWS

In the furtherance and not in limitation of objects, purposes and powers conferred by statute, the Board of Directors is expressly authorized to make, alter or repeal the Bylaws of the Corporation.

ARTICLE VIII

CREDITORS

Whenever a compromise or arrangement is proposed between the Corporation and its creditors or any class of them and/or between the Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of the Corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for the Corporation under the provisions of Section 291 the General Corporation Law of the State of Delaware or on the application of trustees in dissolution or of any receiver or receivers appointed for the Corporation under the provisions of Section 279 of the General Corporation Law of the State of Delaware, order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of the Corporation, as the case may be, to be summoned in such manner as the said court directs.  If a majority in number representing three fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of the Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of the Corporation as a consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of the Corporation, as the case may be, and also on the Corporation.

ARTICLE IX

DIRECTOR LIABILITY

A director of the Corporation shall have no personal liability to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director; provided, however, this Article shall not eliminate or limit the liability of a director (i) for any breach of the director’s duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the General Corporation Law of the State of Delaware, or (iv) for any transaction from which the director derived an improper personal benefit.  If the General Corporation Law of the State of Delaware is hereafter amended to authorize the further elimination or limitation of the liability of directors, then the liability of a director of the Corporation, in addition to the limitation on personal liability provided herein, shall be limited to the fullest extent permitted by the amended General Corporation Law of the State of Delaware.  Any repeal or modification of this Article by the stockholders of the Corporation shall be prospective only, and shall not adversely affect any limitation on the personal liability of a director of the Corporation existing at the time of such repeal or modification.

ARTICLE X

INDEMNIFICATION

The Corporation shall have the power to provide indemnification to the fullest extent permitted by Section 145 of the General Corporation Law of the State of Delaware.

ARTICLE XI

AMENDMENTS

The Corporation reserves the right to amend, alter, change or repeal any provisions contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation.

THE UNDERSIGNED, being the sole incorporator hereinbefore named, for the purpose of forming the Corporation pursuant to the General Corporation Law of the State of Delaware, does make this Certificate, hereby declaring and certifying that this is his act and deed and the facts herein stated are true, and accordingly has hereunto set his hand this 29th day of August, 1996.

/s/ Andrew J. McKelvey
Andrew J. McKelvey

STATE OF DELAWARE
SECRETARY OF STATE
DIVISION OF CORPORATIONS
FILED 11:00 AM 12/09/1996
960360050 - 2658285

CERTIFICATE OF MERGER
OF
McKELVEY ENTERPRISES, INC.,
a New York corporation,

INTO

TELEPHONE MARKETING PROGRAMS INCORPORATED,
a Delaware corporation

(UNDER SECTION 252(c) OF THE GENERAL
CORPORATION LAW OF THE STATE OF DELAWARE)

Telephone Marketing Programs Incorporated, a Delaware corporation, hereby certifies that:

(1) The name and state or jurisdiction of incorporation of each of the constituent corporations are:

(a)                     McKelvey Enterprises, Inc., a New York corporation; and

(b)                    Telephone Marketing Programs Incorporated, a Delaware corporation

(2) An agreement of merger has been approved, adopted, certified, executed and acknowledged by McKelvey Enterprises, Inc. and by Telephone Marketing Programs Incorporated in accordance with the requirements of Section 252(c) of the General Corporation Law of the State of Delaware

(3) The name of surviving corporation is Telephone Marketing Programs lncorporated, as amended by the provisions of Section (4) below.

(4) The certificate of incorporation of Telephone Marketing Programs Incorporated, a Delaware corporation, as amended hereby, shall be the certificate of incorporation of the surviving corporation. The certificate of incorporation of Telephone Marketing Programs Incorporated is hereby amended by striking ARTICLE I in its entirety and replacing therefor:

ARTICLE I

NAME

The name of the corporation is TMP Worldwide Inc (the “Corporation”)

(5) The surviving corporation is a corporation of the State of Delaware

(6) The executed agreement of merger is on file at the principal place of business of Telephone Marketing Programs Incorporated at:

Telephone Marketing Programs Incorporated

1633 Broadway, 33rd Floor
New York, New York 10019
Attn. Mr. Andrew J. McKelvey

(7) A copy of the agreement of merger will be furnished by Telephone Marketing Programs Incorporated, on request and without cost, to any stockholder of McKelvey Enterprises, Inc. or Telephone Marketing Programs Incorporated.

(8) The authorized capital stock of McKelvey Enterprises, Inc. consists of 2,200,000 shares, (i) 200,000 of which are of a class designated as “10.5% Cumulative Preferred Stock,” with a par value of $10.00 per share, and (ii) 2,000,000 of which are of a class designated as “Common Stock,” with a par value of $.001 per share.

IN WITNESS WHEREOF, Telephone Marketing Programs Incorporated, a Delaware corporation, has caused this certificate to be signed by Andrew J McKelvey, its President, and attested by Thomas G Collison, its Secretary, as of the 6th day of December, 1996.

ATTEST:			Telephone Marketing Programs Incorporated, a Delaware corporation

By:	/s/ Thomas G. Collison		By:	/s/ Andrew J. McKelvey
	Name:	Thomas G. Collison		Name:	Andrew J. McKelvey
	Title:	Secretary		Title:	President

CERTIFICATE OF OWNERSHIP AND MERGER

MERGING

WOODWARD DIRECT, INC.

INTO

TMP WORLDWIDE INC.

(UNDER SECTION 253 OF
THE GENERAL CORPORATION LAW
OF THE STATE OF DELAWARE)

TMP Worldwide Inc., a Delaware corporation, does hereby certify:

FIRST: That this corporation was incorporated on the 30th day of August, 1996, pursuant to the General Corporation Law of the State of Delaware.

SECOND: That this corporation owns all of the outstanding shares of each class of the capital stock of Woodward Direct, Inc., a Delaware corporation.

THIRD: That this corporation, by the following resolutions of its Board of Directors, duly adopted by unanimous written consent of its members dated December 10, 1997, determined to and did merge into itself Woodward Direct, Inc.:

Resolved, that this corporation merge, and it hereby does merge into itself Woodward Direct, Inc., and assumes all of such corporation’s liabilities and obligations; and further

Resolved, that each of the officers of this corporation be, and each of them hereby is, authorized and directed to make and execute a Certificate of Ownership and Merger setting forth a copy of the resolutions to merge Woodward Direct, Inc. and assume all of such corporation’s liabilities and obligations, and the date of adoption thereof, and to cause the same to be filed with the Secretary of State of the State of Delaware, and to prepare, execute and deliver all such other documents and certificates and to take any and all actions as such officer or officers may in his, her or their discretion deem necessary or appropriate in order to carry out the full intent and purposes of the foregoing resolutions, whether within or without the State of Delaware, the preparation, execution, delivery or performance thereof by such officer or officers to be conclusive evidence of the approval thereof by this corporation.

STATE OF DELAWARE
SECRETARY OF STATE
DIVISION OF CORPORATIONS
FILED 09:00 AM 12/23/1997
971447103 – 2658285

IN WITNESS WHEREOF, TMP Worldwide Inc. has caused this Certificate to be signed by Andrew J. McKelvey, its Chairman, and attested by Thomas G. Collison, its Secretary, this 18th day of December, 1997.

TMP Worldwide Inc.
/s/ Andrew J. McKelvey
By: Andrew J. McKelvey
Title: Chairman

ATTEST:
/s/ Thomas G. Collison
By: Thomas G. Collison
Title: Secretary

STATE OF DELAWARE
SECRETARY OF STATE
DIVISION OF CORPORATIONS
FILED 09:01 AM 12/23/1997
971447115 - 2658285

CERTIFICATE OF OWNERSHIP AND MERGER

MERGING

TARGET ACQUISITION CORP.

INTO

TMP WORLDWIDE INC.

(UNDER SECTION 253 OF
THE GENERAL CORPORATION LAW
OF THE STATE OF DELAWARE)

TMP Worldwide Inc., a Delaware corporation, does hereby certify:

FIRST: That this corporation was incorporated on the 30th day of August, 1996, pursuant to the General Corporation Law of the State of Delaware.

SECOND: That this corporation owns all of the outstanding shares of each class of the capital stock of Target Acquisition Corp., a Delaware corporation.

THIRD: That this corporation, by the following resolutions of its Board of Directors, duly adopted by unanimous written consent of its members dated December 10, 1997, determined to and did merge into itself Target Acquisition Corp.:

Resolved, that this corporation merge, and it hereby does merge into itself Target Acquisition Corp., and assumes all of such corporation’s liabilities and obligations; and further

Resolved, that each of the officers of this corporation be, and each of them hereby is, authorized and directed to make and execute a Certificate of Ownership and Merger setting forth a copy of the resolutions to merge Target Acquisition Corp. and assume all of such corporation’s liabilities and obligations, and the date of adoption thereof, and to cause the same to be filed with the Secretary of State of the State of Delaware, and to prepare, execute and deliver all such other documents and certificates and to take any and all actions as such officer or officers may in his, her or their discretion deem necessary or appropriate in order to carry out the full intent and purposes of the foregoing resolutions, whether within or without the State of Delaware, the preparation, execution, delivery or performance thereof by such officer or officers to be conclusive evidence of the approval thereof by this corporation.

IN WITNESS WHEREOF, TMP Worldwide Inc. has caused this Certificate to be signed by Andrew J. McKelvey, its Chairman, and attested by Thomas G. Collison, its Secretary, this 18th day of December, 1997.

TMP Worldwide Inc.
/s/ Andrew J. McKelvey
By: Andrew J. McKelvey Title: Chairman

ATTEST:
/s/ Thomas G. Collison
By: Thomas G. Collison Title: Secretary

STATE OF DELAWARE
SECRETARY OF STATE
DIVISION OF CORPORATIONS
FILED 09:02 AM 12/23/1997
971447126 - 2658285

CERTIFICATE OF OWNERSHIP AND MERGER

MERGING

ROGERS ACQUISITION CORP.

INTO

TMP WORLDWIDE INC.

(UNDER SECTION 253 OF
THE GENERAL CORPORATION LAW
OF THE STATE OF DELAWARE)

TMP Worldwide Inc., a Delaware corporation, does hereby certify:

FIRST: That this corporation was incorporated on the 30th day of August, 1996, pursuant to the General Corporation Law of the State of Delaware.

SECOND: That this corporation owns all of the outstanding shares of each class of the capital stock of Rogers Acquisition Corp., a Delaware corporation.

THIRD: That this corporation, by the following resolutions of its Board of Directors, duly adopted by unanimous written consent of its members dated December 10, 1997, determined to and did merge into itself Rogers Acquisition Corp.:

Resolved, that this corporation merge, and it hereby does merge into itself Rogers Acquisition Corp., and assumes all of such corporation’s liabilities and obligations; and further

Resolved, that each of the officers of this corporation be, and each of them hereby is, authorized and directed to make and execute a Certificate of Ownership and Merger setting forth a copy of the resolutions to merge Rogers Acquisition Corp. and assume all of such corporation’s liabilities and obligations, and the date of adoption thereof, and to cause the same to be filed with the Secretary of State of the State of Delaware, and to prepare, execute and deliver all such other documents and certificates and to take any and all actions as such officer or officers may in his, her or their discretion deem necessary or appropriate in order to carry out the full intent and purposes of the foregoing resolutions, whether within or without the State of Delaware, the preparation, execution, delivery or performance thereof by such officer or officers to be conclusive evidence of the approval thereof by this corporation.

IN WITNESS WHEREOF, TMP Worldwide Inc. has caused this Certificate to be signed by Andrew J. McKelvey, its Chairman, and attested by Thomas G. Collison, its Secretary, this 18th day of December, 1997.

TMP Worldwide Inc.

/s/ Andrew J. McKelvey
By: Andrew J. McKelvey Title: Chairman

ATTEST:
/s/ Thomas G. Collison
By: Thomas G. Collison Title: Secretary

STATE OF DELAWARE
SECRETARY OF STATE
DIVISION OF CORPORATIONS
FILED 09:03 AM 12/23/1997
971447142 - 2658285

CERTIFICATE OF OWNERSHIP AND MERGER

MERGING

BBL ACQUISITION CORP.

INTO

TMP WORLDWIDE INC.

(UNDER SECTION 253 OF
THE GENERAL CORPORATION LAW
OF THE STATE OF DELAWARE)

TMP Worldwide Inc., a Delaware corporation, does hereby certify:

FIRST: That this corporation was incorporated on the 30th day of August, 1996, pursuant to the General Corporation Law of the State of Delaware.

SECOND: That this corporation owns all of the outstanding shares of each class of the capital stock of BBL Acquisition Corp., a Delaware corporation.

THIRD: That this corporation, by the following resolutions of its Board of Directors, duly adopted by unanimous written consent of its members dated December 10, 1997, determined to and did merge into itself BBL Acquisition Corp.:

Resolved, that this corporation merge, and it hereby does merge into itself BBL Acquisition Corp. and assumes all of such corporation’s liabilities and obligations; and further

Resolved, that each of the officers of this corporation be, and each of them hereby is, authorized and directed to make and execute a Certificate of Ownership and Merger setting forth a copy of the resolutions to merge BBL Acquisition Corp. and assume all of such corporation’s liabilities and obligations, and the date of adoption thereof, and to cause the same to be filed with the Secretary of State of the State of Delaware, and to prepare, execute and deliver all such other documents and certificates and to take any and all actions as such officer or officers may in his, her or their discretion deem necessary or appropriate in order to carry out the full intent and purposes of the foregoing resolutions, whether within or without the State of Delaware, the preparation, execution, delivery or performance thereof by such officer or officers to be conclusive evidence of the approval thereof by this corporation.

IN WITNESS WHEREOF, TMP Worldwide Inc. has caused this Certificate to be signed by Andrew J. McKelvey, its Chairman, and attested by Thomas G. Collison, its Secretary, this 18th day of December, 1997.

TMP Worldwide Inc.
/s/ Andrew J. McKelvey
By: Andrew J. McKelvey Title: Chairman

ATTEST:
/s/ Thomas G. Collison
By: Thomas G. Collison Title: Secretary

STATE OF DELAWARE
SECRETARY OF STATE
DIVISION OF CORPORATIONS
FILED 09:04 AM 12/23/1997
971446011 - 2658285

CERTIFICATE OF OWNERSHIP AND MERGER

MERGING

DEUTSCH, SHEA & EVANS, INC.

INTO

TMP WORLDWIDE INC.

(UNDER SECTION 253 OF
THE GENERAL CORPORATION LAW
OF THE STATE OF DELAWARE)

TMP Worldwide Inc., a Delaware corporation, does hereby certify:

FIRST: That this corporation was incorporated on the 30th day of August, 1996, pursuant to the General Corporation Law of the State of Delaware.

SECOND: That this corporation owns all of the outstanding shares of each class of the capital stock of Deutsch, Shea & Evans, Inc., a Delaware corporation.

THIRD: That this corporation, by the following resolutions of its Board of Directors, duly adopted by unanimous written consent of its members dated December 10, 1997, determined to and did merge into itself Deutsch, Shea & Evans, Inc.:

Resolved, that this corporation merge, and it hereby does merge into itself Deutsch, Shea & Evans, Inc., and assumes all of such corporation’s liabilities and obligations; and further

Resolved, that each of the officers of this corporation be, and each of them hereby is, authorized and directed to make and execute a Certificate of Ownership and Merger setting forth a copy of the resolutions to merge Deutsch, Shea & Evans, Inc. and assume all of such corporation’s liabilities and obligations, and the date of adoption thereof, and to cause the same to be filed with the Secretary of State of the State of Delaware, and to prepare, execute and deliver all such other documents and certificates and to take any and all actions as such officer or officers may in his, her or their discretion deem necessary or appropriate in order to carry out the full intent and purposes of the foregoing resolutions, whether within or without the State of Delaware, the preparation, execution, delivery or performance thereof by such officer or officers to be conclusive evidence of the approval thereof by this corporation

IN WITNESS WHEREOF, TMP Worldwide Inc. has caused this Certificate to be signed by Andrew J. McKelvey, its Chairman, and attested by Thomas G. Collison, its Secretary, this 18th day of December, 1997.

TMP Worldwide Inc.
/s/ Andrew J. McKelvey
By: Andrew J. McKelvey Title: Chairman

ATTEST:
/s/ Thomas G. Collison
By: Thomas G. Collison Title: Secretary

STATE OF DELAWARE
SECRETARY OF STATE
DIVISION OF CORPORATIONS
FILED 09:05 AM 12/23/1997
971446012 - 2658285

CERTIFICATE OF OWNERSHIP AND MERGER

MERGING

HGI ACQUISITION CORP.

INTO

TMP WORLDWIDE INC.

(UNDER SECTION 253 OF
THE GENERAL CORPORATION LAW
OF THE STATE OF DELAWARE)

TMP Worldwide Inc., a Delaware corporation, does hereby certify:

FIRST: That this corporation was incorporated on the 30th day of August, 1996, pursuant to the General Corporation Law of the State of Delaware.

SECOND: That this corporation owns all of the outstanding shares of each class of the capital stock of HGI Acquisition Corp., a Delaware corporation.

THIRD: That this corporation, by the following resolutions of its Board of Directors, duly adopted by unanimous written consent of its members dated December 10, 1997, determined to and did merge into itself HGI Acquisition Corp.:

Resolved, that this corporation merge, and it hereby does merge into itself HGI Acquisition Corp., and assumes all of such corporation’s liabilities and obligations; and further

Resolved, that each of the officers of this corporation be, and each of them hereby is, authorized and directed to make and execute a Certificate of Ownership and Merger setting forth a copy of the resolutions to merge HGI Acquisition Corp. and assume all of such corporation’s liabilities and obligations, and the date of adoption thereof, and to cause the same to be filed with the Secretary of State of the State of Delaware, and to prepare, execute and deliver all such other documents and certificates and to take any and all actions as such officer or officers may in his, her or their discretion deem necessary or appropriate in order to carry out the full intent and purposes of the foregoing resolutions, whether within or without the State of Delaware, the preparation, execution, delivery or performance thereof by such officer or officers to be conclusive evidence of the approval thereof by this corporation.

IN WITNESS WHEREOF, TMP Worldwide Inc. has caused this Certificate to be signed by Andrew J. McKelvey, its Chairman, and attested by Thomas G. Collison, its Secretary, this 18th day of December, 1997.

TMP Worldwide Inc.
/s/ Andrew J. McKelvey
By: Andrew J. McKelvey
Title: Chairman

ATTEST:
/s/ Thomas G. Collison
By: Thomas G. Collison
Title: Secretary

STATE OF DELAWARE
SECRETARY OF STATE
DIVISION OF CORPORATIONS
FILED 09:00 AM 12/24/1997
971448200 - 2658285

CERTIFICATE OF OWNERSHIP AND MERGER

MERGING

YPMS ACQUISITION, INC.

INTO

TMP WORLDWIDE INC.

(UNDER SECTION 253 OF
THE GENERAL CORPORATION LAW
OF THE STATE OF DELAWARE)

TMP Worldwide Inc., a Delaware corporation, does hereby certify:

FIRST: That this corporation was incorporated on the 30th day of August, 1996, pursuant to the General Corporation Law of the State of Delaware.

SECOND: That this corporation owns all of the outstanding shares of each class of the capital stock of YPMS Acquisition, Inc., a Delaware corporation.

THIRD: That this corporation, by the following resolutions of its Board of Directors, duly adopted by unanimous written consent of its members dated December 10, 1997, determined to and did merge into itself YPMS Acquisition, Inc.:

Resolved, that this corporation merge, and it hereby does merge into itself YPMS Acquisition, Inc., and assumes all of such corporation’s liabilities and obligations; and further

Resolved, that each of the officers of this corporation be, and each of them hereby is, authorized and directed to make and execute a Certificate of Ownership and Merger setting forth a copy of the resolutions to merge YPMS Acquisition, Inc. and assume all of such corporation’s liabilities and obligations, and the date of adoption thereof, and to cause the same to be filed with the Secretary of State of the State of Delaware, and to prepare, execute and deliver all such other documents and certificates and to take any and all actions as such officer or officers may in his, her or their discretion deem necessary or appropriate in order to carry out the full intent and purposes of the foregoing resolutions, whether within or without the State of Delaware, the preparation, execution, delivery or performance thereof by such officer or officers to be conclusive evidence of the approval thereof by this corporation.

IN WITNESS WHEREOF, TMP Worldwide Inc. has caused this Certificate to be signed by Andrew J. McKelvey, its Chairman, and attested by Thomas G. Collison, its Secretary, this 18th day of December, 1997.

TMP Worldwide Inc.

/s/ Andrew J. McKelvey
By: Andrew J. McKelvey
Title: Chairman

ATTEST:

/s/ Thomas G. Collison
By: Thomas G. Collison
Title: Secretary

STATE OF DELAWARE
SECRETARY OF STATE
DIVISION OF CORPORATIONS
FILED 09:00 AM 12/28/1998
981503018 - 2658285

CERTIFICATE OF MERGER

OF

STACKIG, INC.

AND

TMP WORLDWIDE INC.

It is hereby certified that:

1.         The constituent business corporations participating in the merger herein certified are:

(i)        Stackig, Inc., which is incorporated under the laws of the District of Columbia; and

(ii)       TMP Worldwide Inc., which is incorporated under the laws of the State of Delaware.

2.         A Plan and Agreement or Merger has been approved, adopted, certified, executed, and acknowledged by each of the aforesaid constituent corporations in accordance with the provisions of subsection (c) of Section 252 of the General Corporation Law of the State of Delaware, to wit, by Stackig, Inc. in accordance with the laws of the State of its incorporation and by TMP Worldwide Inc. in the same manner as is provided in Section 251 of the General Corporation Law of the State of Delaware.

3.         The name of the surviving corporation in the merger herein certified is TMP Worldwide Inc., which will continue its existence as said surviving corporation under TMP Worldwide Inc. upon the effective date of said merger pursuant to the provisions of the General Corporation Law of the State of Delaware.

4.         The Certificate of Incorporation of TMP Worldwide Inc. as now in force and effect, shall continue to be the Certificate of Incorporation of said surviving corporation until amended and changed pursuant to the provisions of the General Corporation Law of the State of Delaware.

5.         The executed Plan and Agreement of Merger between the aforesaid constituent corporations is on file at an office of the aforesaid surviving corporation, the address of which is as follows:

TMP Worldwide Inc.
1633 Broadway
33rd Floor
New York, NY 10019

6.         A copy of the aforesaid Plan and Agreement of Merger will be furnished by the aforesaid surviving corporation, on request, and without cost, to any stockholder of each of the aforesaid constituent corporations.

7.         The authorized capital stock of Stackig, Inc. consists of 500 shares without par value.

Dated: December 23, 1998.

STACKIG, INC.

	By:	/s/ Andrew J. McKelvey
Andrew J. McKelvey
President

Dated: December 23, 1998.

TMP WORLDWIDE, INC.

	By:	/s/ Andrew J. McKelvey
Andrew J. McKelvey
Chief Executive Officer

2

STATE OF DELAWARE
SECRETARY OF STATE
DIVISION OF CORPORATIONS
FILED 09:01 AM 12/28/1998
981503020 - 2658285

CERTIFICATE OF MERGER

OF

JOHNSON, SMITH & KNISELY, INC.

AND

TMP WORLDWIDE INC.

It is hereby certified that:

1.         The constituent business corporations participating in the merger herein certified are:

(i)        Johnson, Smith & Knisely, Inc., which is incorporated under the laws of the State of New York; and

(ii)       TMP Worldwide Inc., which is incorporated under the laws of the State of Delaware.

2.         An Agreement of Merger has been approved, adopted, certified, executed, and acknowledged by each of the aforesaid constituent corporations in accordance with the provisions of subsection (c) of Section 252 of the General Corporation Law of the State of Delaware, to wit, by Johnson, Smith & Knisely, Inc. in accordance with the laws of the State of its incorporation and by TMP Worldwide Inc. in the same manner as is provided in Section 251 of the General Corporation Law of the State of Delaware.

3.         The name of the surviving corporation in the merger herein certified is TMP Worldwide Inc., which will continue its existence as said surviving corporation under TMP Worldwide Inc. upon the effective date of said merger pursuant to the provisions of the General Corporation Law of the State of Delaware.

4.         The Certificate of Incorporation of TMP Worldwide Inc., as now in force and effect, shall continue to be the Certificate of Incorporation of said surviving corporation until amended and changed pursuant to the provisions of the General Corporation Law of the State of Delaware.

5.         The executed Agreement of Merger between the aforesaid constituent corporations is on file at an office of the aforesaid surviving corporation, the address of which is as follows:

TMP Worldwide Inc.
1633 Broadway
33rd Floor
New York, NY 10019

6.         A copy of the aforesaid Agreement of Merger will be furnished by the aforesaid surviving corporation, on request, and without cost, to any stockholder of each of the aforesaid constituent corporations.

7.         The authorized capital stock of Johnson, Smith & Knisely, Inc. consists of 20,000 of a par value of $1.00 per share.

Dated: December 23, 1998.

JOHNSON, SMITH & KNISELY, INC.

	By:	/s/ Andrew J. McKelvey
Andrew J. McKelvey
President

Dated: December 23, 1998.

TMP WORLDWIDE, INC.

	By:	/s/ Andrew J. McKelvey
Andrew J. McKelvey
Chief Executive Officer

2

STATE OF DELAWARE
SECRETARY OF STATE
DIVISION OF CORPORATIONS
FILED 09:02 AM 12/28/1998
981503023 - 2658285

CERTIFICATE OF MERGER

OF

RECRUITMENT SOLUTIONS, INC.

AND

TMP WORLDWIDE INC.

It is hereby certified that:

1.         The constituent business corporations participating in the merger herein certified are:

(i)        Recruitment Solutions, Inc., which is incorporated under the laws of the State of Massachusetts; and

(ii)       TMP Worldwide Inc., which is incorporated under the laws of the State of Delaware.

2.         An Agreement of Merger has been approved, adopted, certified, executed, and acknowledged by each of the aforesaid constituent corporations in accordance with the provisions of subsection (e) of Section 252 of the General Corporation Law of the State of Delaware, to wit, by Recruitment Solutions, Inc. in accordance with the laws of the State of its incorporation and by TMP Worldwide Inc. in the same manner as is provided in Section 251 of the General Corporation Law of the State of Delaware.

3.         The name of the surviving corporation in the merger herein certified is TMP Worldwide Inc., which will continue its existence as said surviving corporation under TMP Worldwide Inc. upon the effective date of said merger pursuant to the provisions of the General Corporation Law of the State of Delaware.

4.         The Certificate of Incorporation of TMP Worldwide Inc., as now in force and effect, shall continue to be the Certificate of Incorporation of said surviving corporation until amended and changed pursuant to the provisions of the General Corporation Law of the State of Delaware.

5.         The executed Agreement of Merger between the aforesaid constituent corporations is on file at an office of the aforesaid surviving corporation, the address of which is as follows:

TMP Worldwide Inc.
1633 Broadway
33rd Floor
New York, NY 10019

6.         A copy of the aforesaid Agreement of Merger will be furnished by the aforesaid surviving corporation, on request, and without cost, to any stockholder of each of the aforesaid constituent corporations.

7.         The authorized capital stock of Recruitment Solutions, Inc. consists of 200,000 shares of Common Stock, of a par value of $1.00 per share.

Dated: December 23, 1998.

RECRUITMENT SOLUTIONS, INC.

	By:	/s/ Andrew J. McKelvey
Andrew J. McKelvey
Chief Executive Officer

Dated: December 23, 1998.

TMP WORLDWIDE, INC.

	By:	/s/ Andrew J. McKelvey
Andrew J. McKelvey
Chief Executive Officer

2

STATE OF DELAWARE
SECRETARY OF STATE
DIVISION OF CORPORATIONS
FILED 03:00 PM 02/16/2000
001079491 - 2658285

CERTIFICATE OF MERGER
OF
MICROSURF, INC.
(a Delaware corporation)
INTO
TMP WORLDWIDE INC.
(a Delaware corporation)

(Under Section 251 of the General
Corporation Law of the State of Delaware)

********

The undersigned corporation DOES HEREBY CERTIFY:

FIRST:           That the names and states of incorporation of each of the constituent corporations of the merger are as follows:

Name

State of Incorporation

Microsurf, Inc.	Delaware

TMP Worldwide Inc.	Delaware

SECOND:      That an Agreement and Plan of Merger between the parties to the merger has been approved, adopted, certified, executed and acknowledged by each of the constituent corporations in accordance with the requirements of Section 251 of the General Corporation Law of the State of Delaware.

THIRD:          That the name of the surviving corporation of the merger is TMP Worldwide Inc., a Delaware corporation.

FOURTH:      That upon the effectiveness of the merger, the Certificate of Incorporation of TMP Worldwide Inc., a Delaware corporation, which is the surviving corporation, shall continue in full force and effect as the Certificate of Incorporation of the surviving corporation.

FIFTH:           That the executed Agreement and Plan of Merger is on file at an office of the surviving corporation, the address of which is 1633 Broadway, 33rd Floor, New York, NY 10019.

SIXTH:          That a copy of the Agreement and Plan of Merger will be furnished by the surviving corporation, on request and without cost, to any stockholder of any constituent corporation.

SEVENTH:

That the merger shall become effective upon the filing of this Certificate with the Secretary of State of the State of Delaware in accordance with Section 251 of the General Corporation Law of the State of Delaware.

2

IN WITNESS WHEREOF, TMP Worldwide Inc., a Delaware corporation, has caused this Certificate of Merger to be signed by its duly authorized officer this 16th day of February, 2000.

TMP Worldwide Inc.,
a Delaware corporation

By:	/s/ Thomas G. Collison
Name: Thomas G. Collison
Title: Secretary and Vice Chairman

3

STATE OF DELAWARE
SECRETARY OF STATE
DIVISION OF CORPORATIONS
FILED 09:00 AM 03/01/2000
001104828 - 2658285

CERTIFICATE OF OWNERSHIP AND MERGER

MERGING

NOLAN RECRUITMENT ADVERTISING, INC.
(An Illinois Corporation)

INTO

TMP WORLDWIDE INC.
(A Delaware Corporation)

It is hereby certified that:

1.         TMP Worldwide Inc. (the “Corporation”), is a business corporation of the State of Delaware.

2.         The Corporation is the owner of all of the outstanding shares of Nolan Recruitment Advertising, Inc., which is a business corporation of the State of Illinois

3.         The laws of the jurisdiction of organization of Nolan Recruitment Advertising, Inc. permit a merger of a business corporation of that jurisdiction with a business corporation of another jurisdiction.

4.         The Corporation hereby merges Nolan Recruitment Advertising, Inc. into the Corporation.

5.         The following copy of the resolutions adopted on February 18th, 2000 by the Board of Directors of the Corporation to merge the said Nolan Recruitment Advertising, Inc. into the Corporation:

RESOLVED, that Nolan Recruitment Advertising, Inc. be merged into this Corporation, and that all of the estate, property, rights, privileges, powers and franchises of Nolan Recruitment Advertising, Inc. be vested in and held and enjoyed by this Corporation as fully and entirely and without change or diminution as the same were before held and enjoyed by Nolan Recruitment Advertising, Inc. in its name; and further

RESOLVED, that this Corporation assume all of the obligations of Nolan Recruitment Advertising, Inc.; and further

RESOLVED, that this Corporation shall cause to be executed and filed and/or recorded the documents prescribed by the laws of the State of Delaware, by the laws of the State of Illinois, and by the laws of any other appropriate jurisdiction and will cause to be performed all necessary acts within the jurisdiction of organization of Nolan Recruitment Advertising, Inc. and of this Corporation and in any other appropriate jurisdiction.

Executed on this 18th day of February, 2000.

TMP WORLDWIDE INC.

By:	/s/ Thomas G. Collison
Title:	Vice Chairman

STATE OF DELAWARE
SECRETARY OF STATE
DIVISION OF CORPORATIONS
FILED 02:30 PM 04/04/2000
001171705 - 2658285

CERTIFICATE OF MERGER

OF

GTR ADVERTISING, INC.
(an Ohio corporation)

INTO

TMP WORLDWIDE INC.
(a Delaware corporation)

(Under Section 252 of the General
Corporation Law of the State of Delaware)

********

The undersigned corporation DOES HEREBY CERTIFY:

FIRST:           That the names and states of incorporation of each of the constituent corporations of the merger are as follows:

Name

State of Incorporation

GTR Advertising, Inc.	Ohio

TMP Worldwide Inc.	Delaware

SECOND:      That an Agreement and Plan of Merger between the parties to the merger has been approved, adopted, certified, executed and acknowledged by each of the constituent corporations in accordance with the requirements of subsection (c) of Section 252 of the General Corporation Law of the State of Delaware.

THIRD:          That the name of the surviving corporation of the merger is TMP Worldwide Inc., a Delaware corporation.

FOURTH:      That upon the effectiveness of the merger, the Certificate of Incorporation of TMP Worldwide Inc., a Delaware corporation, which is the surviving corporation, shall continue in full force and effect as the Certificate of Incorporation of the surviving corporation.

FIFTH:           That the executed Agreement and Plan of Merger is on file at an office of the surviving corporation, the address of which is 1633 Broadway, 33rd Floor, New York, NY 10019.

SIXTH:          That a copy of the Agreement and Plan of Merger will be furnished by the surviving corporation, on request and without cost, to any stockholder of any constituent corporation.

SEVENTH:    The authorized capital stock of GTR Advertising, Inc. consists of 3,000 shares of common stock, with no par value per share.

EIGHTH:       That the merger shall become effective upon the filing of this Certificate with the Secretary of State of the State of Delaware in accordance with Section 252 of the General Corporation Law of the State of Delaware.

2

IN WITNESS WHEREOF, TMP Worldwide Inc., a Delaware corporation, has caused this Certificate of Merger to be signed by its duly authorized officer this 4th day of April 2000.

TMP Worldwide Inc., a Delaware corporation

By:	/s/ Thomas G. Collison
Name: Thomas G. Collison Title: Secretary

3

STATE OF DELAWARE
SECRETARY OF STATE
DIVISION OF CORPORATIONS
FILED 09:00 AM 06/20/2000
001312276 - 2658285

CERTIFICATE OF AMENDMENT

OF

CERTIFICATE OF INCORPORATION

OF

TMP WORLDWIDE INC.

*****

TMP WORLDWIDE INC., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, (hereinafter called the “Corporation”) DOES HEREBY CERTIFY:

FIRST: The first clause of ARTICLE V of the Certificate of Incorporation of the Corporation is hereby amended and replaced in its entirety with the following:

“(1)     CLASSES AND NUMBER OF SHARES

The total number of shares of all classes of stock which the Corporation has authority to issue is one billion five hundred forty million (1,540,000,000) shares, consisting of one billion five hundred million (1,500,000,000) shares of Common Stock, par value $.001 per share (the “Common Stock”), thirty-nine million (39,000,000) shares of Class B Common Stock, par value S.001 per share (the “Class B Common Stock”), two hundred thousand (200,000) shares of 10.5% Cumulative Preferred Stock, par value $10.00 per share (the “Cumulative Preferred Stock”), and eight hundred thousand (800,000) shares of Preferred Stock, par value $ 001 per share, which shall have such designations as may be authorized by the Board of Directors from time to time (the “Preferred Stock”).”

SECOND: The Certificate of Amendment of Certificate of Incorporation herein certified was duly adopted in accordance with the applicable provisions of Section 228 and 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, the undersigned has caused this Certificate of Amendment of Certificate of Incorporation to be signed, under penalties of perjury, and the facts stated herein are true and correct.

Dated: June 14, 2000

By:	/s/ Andrew J. McKelvey
Andrew J. McKelvey Chief Executive Officer

STATE OF DELAWARE
SECRETARY OF STATE
DIVISION OF CORPORATIONS
FILED 11:00 AM 08/31/2000
001442347 - 2658285

CERTIFICATE OF MERGER

OF

RICH, GARDNER & ASSOCIATES, LTD.
(a Georgia corporation)
INTO
TMP WORLDWIDE INC.
(a Delaware corporation)

(Under Section 252 of the General
Corporation Law of the State of Delaware)

********

The undersigned corporation DOES HEREBY CERTIFY:

FIRST: That the names and states of incorporation of each of the constituent corporations of the merger are as follows:

Name	State of Incorporation
Rich, Gardner & Associates, Ltd.	Georgia

TMP Worldwide Inc.	Delaware

SECOND: That an Agreement and Plan of Merger between the parties to the merger has been approved, adopted, certified, executed and acknowledged by each of the constituent corporations in accordance with the requirements of subsection (c) of Section 252 of the General Corporation Law of the State of Delaware.

THIRD: That the name of the surviving corporation of the merger is TMP Worldwide Inc., a Delaware corporation.

FOURTH: That upon the effectiveness of the merger, the Certificate of Incorporation of TMP Worldwide Inc., a Delaware corporation, which is the surviving corporation, shall continue in full force and effect as the Certificate of Incorporation of the surviving corporation.

FIFTH: That the executed Agreement and Plan of Merger is on file at an office of the surviving corporation, the address of which is 622 Third Avenue, New York, New York 10017.

SIXTH: That a copy of the Agreement and Plan of Merger will be furnished by the surviving corporation, on request and without cost, to any stockholder of any constituent corporation.

SEVENTH: The authorized capital stock of Rich, Gardner & Associates, Ltd. consists of 10,000 shares of common stock, with $l.00 par value per share.

EIGHTH: That the merger shall become effective upon the filing of this Certificate with the Secretary of State of the State of Delaware in accordance with Section 252 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, TMP Worldwide Inc., a Delaware corporation, has caused this Certificate of Merger to be signed by its duly authorized officer this 31 day of August 2000.

TMP Worldwide Inc., a Delaware corporation
By:	/s/ Thomas G. Collison
Name: Thomas G. Collison Title: Vice Chairman

2

STATE OF DELAWARE
SECRETARY OF STATE
DIVISION OF CORPORATIONS
FILED 09:00 AM 11/09/2000
001564996 - 2658285

CERTIFICATE OF CHANGE OF LOCATION OF REGISTERED OFFICE

AND OF REGISTERED AGENT

OF

TMP WORLDWIDE INC.

It is hereby certified that:

1.         The name of the corporation (the “corporation”) is TMP Worldwide Inc.

2.         The registered office of the corporation within the State of Delaware is hereby changed to 2711 Centerville Road, Suite 400, City of Wilmington 19808, County of New Castle.

3.         The registered agent of the corporation within the State of Delaware is hereby changed to Corporation Service Company, the business office of which is identical with the registered office of the corporation as hereby changed.

4.         The corporation has authorized the changes hereinbefore set forth by resolution of its Board of Directors.

Signed on 11/1/00

By:	/s/ Andrew McKelvey
	Name:	Andrew McKelvey
	Title:	President

STATE OF DELAWARE
SECRETARY OF STATE
DIVISION OF CORPORATIONS
FILED 09:00 AM 01/16/2001
010025553 - 2658285

CERTIFICATE OF OWNERSHIP AND MERGER

MERGING

MILNAT ASSOCIATES INC.
 (A New York Corporation)

INTO

TMP WORLDWIDE INC.
(A Delaware Corporation)

It is hereby certified that:

1.         TMP Worldwide Inc. (the “Corporation”), is a business corporation of the State of Delaware.

2.         The Corporation is the owner of all of the outstanding shares of Milnat Associates Inc., which is a business corporation of the State of New York.

3.         The laws of the jurisdiction of organization of Milnat Associates Inc. permit a merger of a business corporation of that jurisdiction with a business corporation of another jurisdiction.

4.         The Corporation hereby merges Milnat Assoiciates Inc into the Corporation.

5.         The following copy of the resolutions adopted on January 12, 2001 by the Board of Directors of the Corporation to merge the said Milnat Associates, Inc. into the Corporation:

RESOLVED, that Milnat Associates Inc. be merged into this Corporation, and that all of the estate, property, rights, privileges, powers and franchises of Milnat Associates Inc. be vested in and held and enjoyed by this Corporation as fully and entirely and without change or diminution as the same were before held and enjoyed by Milnat Associates, Inc. in its name; and further

RESOLVED, that this Corporation assume all of the obligations of Milnat Associates Inc.; and further

RESOLVED, that this Corporation shall cause to be executed and filed and/or recorded the documents prescribed by the laws of the State of Delaware, by the laws of the State of New York, and by the laws of any other appropriate jurisdiction and will cause to be performed all necessary acts within the jurisdiction of organization of Milnat Associates Inc. and of this Corporation and in any other appropriate jurisdiction.

Executed on this 15th day of January 2001.

TMP WORLDWIDE INC.
/s/ Myron Olesnyckyj
Name:	Myron Olesnyckyj
Title:	Vice President-General Counsel

STATE OF DELAWARE
SECRETARY OF STATE
DIVISION OF CORPORATIONS
FILED 09:00 AM 03/12/2001
010122669 - 2658285

CERTIFICATE OF OWNERSHIP AND MERGER

MERGING

CAMERON-NEWELL ADVERTISING, INC.
(A California Corporation)

INTO

TMP WORLDWIDE INC.
(A Delaware Corporation)

It is hereby certified that:

1. TMP Worldwide Inc. (the “Corporation”), is a business corporation of the State of Delaware.

2. The Corporation is the owner of all of the outstanding shares of Cameron-Newell Advertising, Inc., which is a business corporation of the State of California.

3. The laws of the jurisdiction of organization of Cameron-Newell Advertising, Inc. permit a merger of a business corporation of that jurisdiction with a business corporation of another jurisdiction.

4. The Corporation hereby merges Cameron-Newell Advertising, Inc. into the Corporation.

5. The following copy of the resolutions adopted on March 9th, 2001 by the Board of Directors of the Corporation to merge the said Cameron-Newell Advertising, Inc. into the Corporation:

RESOLVED, that TMP Worldwide Inc., which is a business corporation of the State of Delaware and is the owner of all of the outstanding shares of Cameron-Newell Advertising, Inc., which is a business corporation of the State of California, does hereby merge Cameron-Newell Advertising, Inc. into TMP Worldwide Inc. pursuant to the provisions of the General Corporation Law of the State of California and pursuant to the provisions of the General Corporation Law of the State of Delaware and does hereby assume all of the obligations and liabilities of Cameron-Newell Advertising, Inc.; and further

RESOLVED, that Cameron-Newell Advertising Inc. shall be the disappearing corporation upon the effective date of the merger herein provided for pursuant to the provisions of the General Corporation Law of the State of California, and TMP Worldwide Inc. shall continue its existence as the surviving corporation pursuant to the provisions of the General Corporation Law of the State of Delaware; and further

RESOLVED, that all of the estate, property, rights, privileges, powers and franchises of Cameron-Newell Advertising, Inc. be vested in and held and enjoyed by TMP Worldwide Inc. as fully and entirely and without change or diminution as the same were before held and enjoyed by Cameron-Newell Advertising, Inc. in its name; and further

RESOLVED, that the Issued shares of Cameron-Newell Advertising, Inc. shall not be converted in any manner, nor shall any cash or other consideration be paid or delivered therefor, inasmuch as TMP Worldwide Inc. is the owner of all outstanding shares of Cameron-Newell Advertising, Inc., but each said share which is issued as of the complete effective date of the merger shall be surrendered and extinguished; and further

RESOLVED, that this Corporation shall cause to be executed and filed and/or recorded the documents prescribed by the laws of the State of Delaware, by the laws of the State of California, and by the laws of any other appropriate jurisdiction and will cause to be performed all necessary acts within the jurisdiction of organization of Cameron-Newell Associates, Inc. and of this Corporation and in any other appropriate jurisdiction; and further

RESOLVED, that the Board of Directors and the proper officers of TMP Worldwide Inc. are hereby authorized, empowered and directed to do any and all acts and things, and to make, execute, deliver, file, and/or record any and all instruments, papers and documents which shall be or become necessary, proper or convenient to carry out or put into effect any of the provisions of the merger herein provided for; and further

RESOLVED, that the merger herein provided for shall become effective in the State of California upon the filing of the Certificate of Ownership with the Secretary of State of the State of California and shall become effective in Delaware upon the filing of the Certificate of Ownership and Merger with the Secretary of State of the State of Delaware.

Executed on this 9th day of March 2001.

TMP WORLDWIDE INC.
/s/ Myron Olesnyckyj
Name: Myron Olesnyckyj Title: Vice President-General Counsel

STATE OF DELAWARE
SECRETARY OF STATE
DIVISION OF CORPORATIONS
FILED 09:00 AM 03/26/2001
010186465 - 2658285

CERTIFICATE OF OWNERSHIP AND MERGER

MERGING

HELP-AD, INC.
(A Kentucky Corporation)

INTO

TMP WORLDWIDE INC.
(A Delaware Corporation)

It is hereby certified that:

1. TMP Worldwide Inc.(the “Corporation”), is a business corporation of the State of Delaware.

2. The Corporation is the owner of all of the outstanding shares of Help-Ad, Inc., which is a business corporation of the State of Kentucky.

3. The laws of the jurisdiction of organization of Help-Ad, Inc. permit a merger of a business corporation of that jurisdiction with a business corporation of another jurisdiction.

4. The Corporation hereby merges Help-Ad, Inc. into the Corporation.

5. The following copy of the resolutions adopted on January 12, 2001 by the Board of Directors of the Corporation to merge the said Help-Ad, Inc. into the Corporation:

RESOLVED, that Help-Ad, Inc. be merged into this Corporation, and that all of the estate, property, rights, privileges, powers and franchises of Help-Ad, Inc. be vested in and held and enjoyed by this Corporation as fully and entirely and without change or diminution as the same were before held and enjoyed by Help-Ad, Inc. in its name; and further

RESOLVED, that this Corporation assume all of the obligations of Help-Ad, Inc.; and further

RESOLVED, that this Corporation shall cause to be executed and filed and/or recorded the documents prescribed by the laws of the State of Delaware, by the laws of the State of Kentucky, and by the laws of any other appropriate jurisdiction and will cause to be performed all necessary acts within the jurisdiction of organization of Help-Ad, Inc. and of this Corporation and in any other appropriate jurisdiction.

Executed on this 15th day of January 2001.

TMP WORLDWIDE INC.
/s/ Myron Olesnyckyj
Name: Myron Olesnyckyj Title: Vice President-General Counsel

STATE OF DELAWARE
SECRETARY OF STATE
DIVISION OF CORPORATIONS
FILED 09:00 AM 01/10/2002
020018400 - 2658285

CERTIFICATE OF OWNERSHIP AND MERGER

OF

SIMPATIX, INC.
(a Delaware corporation)

INTO

TMP WORLDWIDE INC.
(a Delaware corporation)

(Pursuant to Section 253 of the General
Corporation Law of the State of Delaware)

********

It is HEREBY CERTIFIED that:

1.         TMP Worldwide, Inc. (the “Corporation”) is a business corporation of the state of Delaware.

2.         The Corporation owns all of the issued and outstanding shares of capital stock of Simpatix, Inc., a corporation incorporated under the laws of the state of Delaware.

3.         That, in accordance with the provisions of Section 253 of the General Corporation Law of the state of Delaware, the Board of Directors of the Corporation, by written consent dated December 21, 2001, duly adopted the following resolutions, which resolutions remain in full force and effect on the date hereof and are set forth as follows:

RESOLVED, that the Corporation shall merge into itself its wholly-owned subsidiary, Simpatix, Inc., a company incorporated under the laws of the state of Delaware (“Simpatix”), and that all of the estate, property, rights, privileges, powers and franchises of Simpatix shall vest in and be held and enjoyed by the Corporation as fully and entirely and without change or diminution as the same were before held and enjoyed by Simpatix in its name; and it is further

RESOLVED that the Corporation shall assume all of the obligations of Simpatix; and it is further

RESOLVED that the proper officers of the Corporation be and they hereby are authorized and directed, in the name and on behalf of the Corporation to execute and deliver such documents and writings and to take such actions as may be necessary or which such officers may deem appropriate to carry out the intent and purposes of the foregoing resolutions, the execution and delivery or performance thereof by such officer or officers of the Corporation to be conclusive evidence of the approval by the Corporation of the terms and conditions or the appropriateness thereof.

[remainder of this page intentionally blank]

IN WITNESS WHEREOF, the Corporation has caused this certificate to be duly executed by an authorized officer this 31 day of December, 2001.

TMP INTERACTIVE, INC.
By:	/s/ Thomas G. Collison
Name: Thomas G. Collison
Title: Vice President

STATE OF DELAWARE
SECRETARY OF STATE
DIVISION OF CORPORATIONS
FILED 09:01 AM 01/10/2002
020018405 - 2658285

CERTIFICATE OF OWNERSHIP AND MERGER

OF

JWG ASSOCIATES INC.
(a Massachusetts corporation)

INTO

TMP WORLDWIDE, INC.
(a Delaware corporation)

(Pursuant to Section 253 of the General
Corporation Law of the State of Delaware)

********

It is HEREBY CERTIFIED that:

1.         TMP Worldwide Inc. (the “Corporation”) is a business corporation of the state of Delaware.

2.         The Corporation owns all of the issued and outstanding shares of capital stock of JWG Associates, Inc., a company incorporated under the laws of the commonwealth of Massachusetts (“JWG”).

3.         That, in accordance with the provisions of Section 253 of the General Corporation Law of the State of Delaware, the Board of Directors of the Corporation, by written consent dated December 31, 2001, duly adopted the following resolutions, which resolutions remain in full force and effect on the date hereof and are set forth as follows:

RESOLVED, that the Corporation shall merge into itself its wholly-owned subsidiary, JWG Associates Inc., a company incorporated under the laws of the commonwealth of Massachusetts (“JWG”), and that all of the estate, property, rights, privileges, powers and franchises of JWG shall vest in and be held and enjoyed by the Corporation as fully and entirely and without change or diminution as the same were before held and enjoyed by JWG in its name; and it is further

RESOLVED that the Corporation shall assume all of the obligations of JWG; and it is further

RESOLVED that the proper officers of the Corporation be and they hereby are authorized and directed, in the name and on behalf of the Corporation to execute and deliver such documents and writings and to take such actions as may be necessary or which such officers may deem appropriate to carry out the intent and purposes of the foregoing resolutions, the execution and delivery or performance thereof by such officer or officers of the Corporation to be conclusive evidence of the approval by the Corporation of the terms and conditions or the appropriateness thereof.

[remainder of this page intentionally blank]

IN WITNESS WHEREOF, the Corporation has caused this certificate to be duly executed by an authorized officer this 31st day of December, 2001.

TMP WORLDWIDE INC.
By:	/s/ Thomas G. Collison
Name: Thomas G. Collison
Title: Vice Chairman

STATE OF DELAWARE
SECRETARY OF STATE
DIVISION OF CORPORATIONS
FILED 02:00 PM 04/03/2003
030221965 - 2658285

CERTIFICATE OF OWNERSHIP AND MERGER

OF

TMP MEDICAL LISTINGS, INC.
(a Georgia corporation)

INTO

TMP WORLDWIDE INC.
(a Delaware corporation)

(Pursuant to Section 253 of the General
Corporation Law of the State of Delaware)

********

It is HEREBY CERTIFIED that:

1.         TMP Worldwide Inc. (the “Corporation”) is a business corporation of the State of Delaware.

2.         The Corporation owns all of the issued and outstanding shares of capital stock of TMP Medical Listings, Inc., a company incorporated under the laws of the State of Georgia (“Listings”)

3.         That, in accordance with the provisions of Section 253 of the General Corporation Law of the State of Delaware, the Board of Directors of the Corporation, by written consent dated March 24, 2003, duly adopted the following resolutions, which resolutions remain in full force and effect on the date hereof and are set forth as follows:

RESOLVED, that the Corporation shall merge into itself its wholly-owned subsidiary, Listings, and that all of the estate, property, rights, privileges, powers and franchises of Listings shall vest in and be held and enjoyed by the Corporation as fully and entirely and without change or diminution as the same were before held and enjoyed by Listings in its name; and it is further

RESOLVED, that the Plan of Merger presented to the Board of Directors of the Corporation, providing for the merger of Listings with and into the Corporation be, and it hereby is, approved and adopted by the Corporation; and it is further

RESOLVED that the Corporation shall assume all of the obligations of Listings; and it is further

1

RESOLVED, that the shares of listings shall not be converted in any manner, but each said share which is issued as of the effective date of the merger shall be surrendered and extinguished; and it is further

RESOLVED, that the separate existence of Listings shall cease upon the effective date of the merger pursuant to the provisions of the Georgia Business Corporation Code; and that the Corporation shall continue its existence as the surviving corporation pursuant to the General Corporation Law of the State of Delaware; and it is further

RESOLVED, that the effective date of the merger herein provided for, insofar as the provisions of the Georgia Business Corporation Code shall govern the same, shall be the date of filing the Articles of Merger with the Secretary of State of the State of Georgia; and it is further

RESOLVED, that the effective date of the merger herein provided for, insofar as the provisions of the General Corporation Law of the State of Delaware shall govern the same, shall be the date of filing of the Certificate of Ownership and Merger with the Secretary of State of the State of Delaware; and it is further

RESOLVED, that in accordance with Section 1105.1 of the Georgia Business Corporation Code, the Corporation shall request that a notice to be published in the appropriate newspaper in substantially the following form:

“NOTICE OF MERGER

Notice is given that articles of merger which will effect a merger by and between TMP Medical Listings, Inc., a Georgia corporation, with and into TMP Worldwide Inc., a Delaware corporation, have been delivered to the Secretary of State for filing in accordance with the Georgia Business Corporation Code. The name of the surviving corporation in the merger is TMP Worldwide Inc., a corporation incorporated in the State of Delaware. The registered office of such corporation is located at 2711 Centerville Road Suite 400, Wilmington, DE 19808, and its registered agent at such address is the Corporation Service Company.”

; and it is further

RESOLVED that the proper officers of the Corporation be and they hereby are authorized and directed, in the name and on behalf of the Corporation to execute and deliver such documents and writings and to take such actions as may be necessary or which such officers may deem appropriate to carry out the intent and purposes of the foregoing resolutions, the execution and delivery or performance thereof by such officer or officers of the Corporation to be conclusive evidence of the approval by the Corporation of the terms and conditions or the appropriateness thereof.

[remainder of this page is intentionally blank]

2

IN WITNESS WHEREOF, the Corporation has caused this certificate to be duly executed by an authorized officer this 24th day of March, 2003.

TMP WORLDWIDE INC.
By:	/s/ Andrew J. McKelvey
Name:	Andrew J. McKelvey
Title:	President and
Chief Executive Officer

3

State of Delaware
Secretary of State
Division of Corporations
Delivered 08:13 AM 04/29/2003
FILED 08:02 AM 04/29/2003
SRV 030275391 - 2658285 FILE

CERTIFICATE OF OWNERSHIP AND MERGER

OF

MONSTER WORLDWIDE, INC.

(a Delaware corporation)

INTO

TMP WORLDWIDE INC.

(a Delaware corporation)

(Pursuant to Section 253 of the General

Corporation Law of the State of Delaware)

********

It is HEREBY CERTIFIED that:

1.    TMP Worldwide Inc. (the “Corporation”) is a business corporation of the State of Delaware.

2.    The Corporation owns all of the issued and outstanding shares of capital stock of Monster Worldwide, Inc., a business corporation of the State of Delaware (“Monster Worldwide”).

3.    That, in accordance with the provisions of Section 253 of the General Corporation Law of the State of Delaware, the Board of Directors of the Corporation, by written consent dated April 29, 2003, duly adopted the following resolutions, which resolutions remain in full force and effect on the date hereof and are set forth as follows:

RESOLVED, that the Corporation shall merge into itself its wholly-owned subsidiary, Monster Worldwide, Inc., a company incorporated under the laws of the state of Delaware (“Monster Worldwide”), and that all of the estate, property, rights, privileges, powers and franchises of Monster Worldwide shall vest in and be held and enjoyed by the Corporation as fully and entirely and without change or diminution as the same were before held and enjoyed by Monster Worldwide in its name; and it is further

RESOLVED, that the Corporation shall assume all of the obligations of Monster Worldwide; and it is further

RESOLVED, that said merger shall become effective at 12:01 a.m. Eastern Daylight Time on May 1, 2003.

1

RESOLVED, that, upon the effectiveness of said merger, the name of the Corporation shall be changed to Monster Worldwide, Inc, and Article I of the certificate of incorporation of the Corporation shall be deleted in its entirety and replaced with the following:

“ARTICLE I

NAME

The name of the Corporation is Monster Worldwide, Inc. (the “Corporation”)”

; and it is further

RESOLVED that the proper officers of the Corporation be and they hereby are authorized and directed, in the name and on behalf of the Corporation, to execute and deliver such documents and writings and to take such actions as may be necessary or which such officers may deem appropriate to carry out the intent and purposes of the foregoing resolutions, the execution and delivery or performance thereof by such officer or officers of the Corporation to be conclusive evidence of the approval by the Corporation of the terms and conditions or the appropriateness thereof.

4.    This Certificate shall be effective at 12:01 a.m., Eastern Daylight Time, on May 1, 2003.

[remainder of this page is intentionally blank]

2

IN WITNESS WHEREOF, the Corporation has caused this certificate to be duly executed by an authorized officer this 29th day of April, 2003.

TMP WORLDWIDE INC.

By:	/s/ Andrew J. McKelvey
Name: Andrew J. McKelvey
Title: Chairman and CEO

3

State of Delaware
Secretary of State
Division of Corporations
Delivered 01:49 PM 02/27/2004
FILED 01:49 PM 02/27/2004
SRV 040148839 - 2658285 FILE

CERTIFICATE OF OWNERSHIP AND MERGER

OF

HIRINGTOOLS.COM, INC.

(A CALIFORNIA CORPORATION)

INTO

MONSTER WORLDWIDE, INC.

(A DELAWARE CORPORATION)

(Pursuant to Section 253 of the General
Corporation Law of the State of Delaware)

********

It is HEREBY CERTIFIED that:

1.         Monster Worldwide, Inc. (the “Corporation”) is a business corporation of the State of Delaware.

2.         The Corporation owns all of the issued and outstanding shares of capital stock of the HiringTools.com, Inc., a company incorporated under the laws of the State of California (“HiringTools”).

3.         That, in accordance with the provisions of Section 253 of the General Corporation Law of the State of Delaware, the Board of Directors of the Corporation, at a meeting held on February 9, 2004, duly adopted the following resolutions, which resolutions remain in full force and effect on the date hereof and are set forth as follows:

RESOLVED, that the Agreement and Plan of Merger, between the Corporation and HiringTools in the form attached hereto as Exhibit C, be and it hereby is approved and the Corporation shall merge into itself its wholly-owned subsidiary, HiringTools, and that all of the estate, property, rights, privileges, powers and franchises of HiringTools shall vest in and be held and enjoyed by the Corporation as fully and entirely and without change or diminution as the same were before held and enjoyed by HiringTools in its name; and it is further

RESOLVED, that the Corporation shall assume all of the obligations of HiringTools; and it is further

RESOLVED, that the shares of HiringTools shall not be converted in any manner, but each said share which is issued as of the effective date of the merger shall be surrendered and extinguished; and it is further

RESOLVED, that the proper officers of the Corporation be and they hereby are authorized and directed, in the name and on behalf of the Corporation to execute and deliver such documents and writings and to take such actions as may be necessary or which such officers may deem appropriate to carry out the intent and purposes of the foregoing resolutions, the execution and delivery or performance thereof by such officer or officers of the Corporation to be conclusive evidence of the approval by the Corporation of the terms and conditions or the appropriateness thereof.

4.         That the Agreement and Plan of Merger provides that the merger shall become effective on February 29, 2004.

IN WITNESS WHEREOF, the Corporation has caused this certificate to be duly executed by an authorized officer this 26th day of February, 2004.

MONSTER WORLDWIDE, INC.
By:	/s/ Andrew J. McKelvey
Name:	Andrew J. McKelvey
Title:	Chairman and CEO

State of Delaware
Secretary of State
Division of Corporations
Delivered 01:49 PM 02/27/2004
FILED 01:50 PM 02/27/2004
SRV 040148844 - 2658285 FILE

CERTIFICATE OF OWNERSHIP AND MERGER

OF

CORPORATE COMMUNICATIONS, INC.

(A NORTH CAROLINA CORPORATION)

INTO

MONSTER WORLDWIDE, INC.

(A DELAWARE CORPORATION)

(Pursuant to Section 253 of the General
Corporation Law of the State of Delaware)

********

It is HEREBY CERTIFIED that:

1.                          Monster Worldwide, Inc. (the “Corporation”) is a business corporation of the State of Delaware.

2.                          The Corporation owns all of the issued and outstanding shares of capital stock of Corporate Communications, Inc., a company incorporated under the laws of the State of North Carolina (“Corporate Communications”).

3.                          That, in accordance with the provisions of Section 253 of the General Corporation Law of the State of Delaware, the Board of Directors of the Corporation, at a meeting held on February 9, 2004, duly adopted the following resolutions, which resolutions remain in full force and effect on the date hereof and are set forth as follows:

RESOLVED, that the Agreement and Plan of Merger, between the Corporation and Corporate Communications in the form attached hereto as Exhibit A, be and it hereby is approved and the Corporation shall merge into itself its wholly-owned subsidiary, Corporate Communications, and that all of the estate, property, rights, privileges, powers and franchises of Corporate Communications shall vest in and be held and enjoyed by the Corporation as fully and entirely and without change or diminution as the same were before held and enjoyed by Corporate Communications in its name; and it is further

RESOLVED, that the Corporation shall assume all of the obligations of Corporate Communications; and it is further

RESOLVED, that the shares of Corporate Communications shall not be converted in any manner, but each said share which is issued as of the effective date of the merger shall be surrendered and extinguished; and it is further

RESOLVED, that the proper officers of the Corporation be and they hereby are authorized and directed, in the name and on behalf of the Corporation to execute and deliver such documents and writings and to take such actions as may be necessary or which such officers may deem appropriate to carry out the intent and purposes of the foregoing resolutions, the execution and delivery or performance thereof by such officer or officers of the Corporation to be conclusive evidence of the approval by the Corporation of the terms and conditions or the appropriateness thereof.

4.                          That the Agreement and Plan of Merger provides that the merger shall become effective on February 29, 2004.

IN WITNESS WHEREOF, the Corporation has caused this certificate to be duly executed by an authorized officer this 26th day of February, 2003.

MONSTER WORLDWIDE, INC.
By:	/s/ Andrew J. McKelvey
Name:	Andrew J. McKelvey
Title:	Chairman and CEO

State of Delaware
Secretary of State
Division of Corporations
Delivered 01:49 PM 02/27/2004
FILED 01:51 PM 02/27/2004
SRV 040148846 - 2658285 FILE

CERTIFICATE OF OWNERSHIP AND MERGER

OF

THE HAMEL GROUP, INC.

(A CALIFORNIA CORPORATION)

INTO

MONSTER WORLDWIDE, INC.

(A DELAWARE CORPORATION)

(Pursuant to Section 253 of the General
Corporation Law of the State of Delaware)

********

It is HEREBY CERTIFIED that:

1.                          Monster Worldwide, Inc. (the “Corporation”) is a business corporation of the State of Delaware.

2.                          The Corporation owns all of the issued and outstanding shares of capital stock of The Hamel Group, Inc., a company incorporated under the laws of the State of California (“Hamel”).

3.                          That, in accordance with the provisions of Section 253 of the General Corporation Law of the State of Delaware, the Board of Directors of the Corporation, at a meeting held on February 9, 2004, duly adopted the following resolutions, which resolutions remain in full force and effect on the date hereof and are set forth as follows:

RESOLVED, that the Agreement and Plan of Merger, between the Corporation and Hamel in the form attached hereto as Exhibit B. be and it hereby is approved and the Corporation shall merge into itself its wholly-owned subsidiary, Hamel, and that all of the estate, property, rights, privileges, powers and franchises of Hamel shall vest in and be held and enjoyed by the Corporation as fully and entirely and without change or diminution as the same were before held and enjoyed by Hamel in its name; and it is further

RESOLVED, that the Corporation shall assume all of the obligations of Hamel; and it is further

RESOLVED, that the shares of Hamel shall not be converted in any manner, but each said share which is issued as of the effective date of the merger shall be surrendered and extinguished; and it is further

RESOLVED, that the proper officers of the Corporation be and they hereby are authorized and directed, in the name and on behalf of the Corporation to execute and deliver such documents and writings and to take such actions as may be necessary or which such officers may deem appropriate to carry out the intent and purposes of the foregoing resolutions, the execution and delivery or performance thereof by such officer or officers of the Corporation to be conclusive evidence of the approval by the Corporation of the terms and conditions or the appropriateness thereof.

4.                          That the Agreement and Plan of Merger provides that the merger shall become effective on February 29, 2004.

IN WITNESS WHEREOF, the Corporation has caused this certificate to be duly executed by an authorized officer this 26th day of February, 2004.

MONSTER WORLDWIDE, INC.
By:	/s/ Andrew J. McKelvey
Name:	Andrew J. McKelvey
Title:	Chairman and CEO

State of Delaware
Secretary of State
Division of Corporations
Delivered 07:06 PM 05/16/2005
FILED 06:28 PM 05/16/2005
SRV 050400100 - 2658285 FILE

CERTIFICATE OF OWNERSHIP AND MERGER

OF

TMP WORLDWIDE DIRECTIONAL MARKETING, INC.
(a Delaware corporation)

INTO

MONSTER WORLDWIDE, INC.
(a Delaware corporation)

(Pursuant to Section 253 of the General
Corporation Law of the State of Delaware)

********

It is HEREBY CERTIFIED that:

1.                          Monster Worldwide, Inc. (the “Corporation”) is a business corporation of the State of Delaware.

2.                          The Corporation owns all of the outstanding shares of capital stock of TMP Worldwide Directional Marketing, Inc. (“TMP DM”), which is also a business corporation of the State of Delaware.

3.                          That, in accordance with the provisions of Section 253 of the General Corporation Law of the State of Delaware, the Board of Directors of the Corporation, at a meeting held on March 11, 2005, duly adopted the following resolutions, which resolutions remain in full force and effect on the date hereof and are set forth as follows:

RESOLVED, that the Corporation shall merge into itself its wholly-owned subsidiary, TMP Worldwide Directional Marketing, Inc., a company incorporated under the laws of the state of Delaware (“TMP DM”), and that all of the estate, property, rights, privileges, powers and franchises of TMP DM shall vest in and be held and enjoyed by the Corporation as fully and entirely and without change or diminution as the same were before held and enjoyed by TMP DM in its name; and it is further

RESOLVED, that the Plan of Merger presented to the Board of Directors of the Corporation, providing for the merger of TMP DM with and into the Corporation be, and it hereby is, approved and adopted by the Corporation; and it is further

RESOLVED, that the Corporation shall assume all of the obligations of TMP DM; and it is further

RESOLVED, that the separate existence of TMP DM shall cease upon the effective date of the merger pursuant to the provisions of the General Corporation Law of the State of

1

Delaware; and that the Corporation shall continue its existence as the surviving corporation pursuant to the General Corporation Law of the State of Delaware; and it is further

RESOLVED, that the shares of TMP DM shall not be converted in any manner, but each said share which is issued as of the effective date of the merger shall be surrendered and extinguished; and it is further

RESOLVED that the proper officers of the Corporation be and they hereby are authorized and directed, in the name and on behalf of the Corporation to execute and deliver such documents and writings and to take such actions as may be necessary or which such officers may deem appropriate to carry out the intent and purposes of the foregoing resolutions, the execution and delivery or performance thereof by such officer or officers of the Corporation to be conclusive evidence of the approval by the Corporation of the terms and conditions or the appropriateness thereof.

2

IN WITNESS WHEREOF, the parties hereto have caused this Certificate of Ownership and Merger to be duly executed by their respective authorized officers this 16th day of May, 2005.

TMP WORLDWIDE DIRECTIONAL MARKETING, INC.
By:	/s/ Andrew J. McKelvey
Name:	Andrew J. McKelvey
Title:	President

MONSTER WORLDWIDE, INC.

By:	/s/ Andrew J. McKelvey
Name:	Andrew J. McKelvey
Title:	Chairman and CEO

3

State of Delaware
Secretary of State
Division of Corporations
Delivered 04:35 PM 05/20/2005
FILED 04:45 PM 05/20/2005
SRV 050419798 - 2658285 FILE

CERTIFICATE OF OWNERSHIP AND MERGER

OF

TMP WORLDWIDE INC.
(a Delaware corporation)

INTO

MONSTER WORLDWIDE, INC.
(a Delaware corporation)

(Pursuant to Section 253 of the General
Corporation Law of the State of Delaware)

********

It is HEREBY CERTIFIED that:

1.                          Monster Worldwide, Inc. (the “Corporation”) is a business corporation of the State of Delaware.

2.                          The Corporation owns all of the outstanding shares of capital stock of TMP Worldwide Inc. (“TMP”), which is also a business corporation of the State of Delaware.

3.                          That, in accordance with the provisions of Section 253 of the General Corporation Law of the State of Delaware, the Board of Directors of the Corporation, at a meeting held on March 11, 2005, duly adopted the following resolutions, which resolutions remain in full force and effect on the date hereof and are set forth as follows:

RESOLVED, that the Corporation shall merge into itself its wholly-owned subsidiary, TMP Worldwide Inc., a company incorporated under the laws of the state of Delaware (“TMP”), and that all of the estate, property, rights, privileges, powers and franchises of TMP shall vest in and be held and enjoyed by the Corporation as fully and entirely and without change or diminution as the same were before held and enjoyed by TMP in its name; and it is further

RESOLVED, that the Plan of Merger presented to the Board of Directors of the Corporation, providing for the merger of TMP with and into the Corporation be, and it hereby is, approved and adopted by the Corporation; and it is further

RESOLVED, that the Corporation shall assume all of the obligations of TMP; and it is further

RESOLVED, that the effective date for the merger herein provided for, insofar as the provisions of the General Corporation Law of the State of Delaware shall govern the same, shall be the date hereof; and it is further

1

RESOLVED, that the separate existence of TMP shall cease upon the effective date of the merger pursuant to the provisions of the General Corporation Law of the State of Delaware; and that the Corporation shall continue its existence as the surviving corporation pursuant to the General Corporation Law of the State of Delaware; and it is further

RESOLVED, that the shares of TMP shall not be converted in any manner, but each said share which is issued as of the effective date of the merger shall be surrendered and extinguished.

RESOLVED that the proper officers of the Corporation be and they hereby are authorized and directed, in the name and on behalf of the Corporation to execute and deliver such documents and writings and to take such actions as may be necessary or which such officers may deem appropriate to carry out the intent and purposes of the foregoing resolutions, the execution and delivery or performance thereof by such officer or officers of the Corporation to be conclusive evidence of the approval by the Corporation of the terms and conditions or the appropriateness thereof.

2

IN WITNESS WHEREOF, the parties hereto have caused this Certificate of Ownership and Merger to be duly executed by their respective authorized officers this 20 day of May, 2005.

TMP WORLDWIDE INC.
By:	/s/ Andrew J. McKelvey
Name:	Andrew J. McKelvey
Title:	President

MONSTER WORLDWIDE, INC.
By:	/s/ Andrew J. McKelvey
Name:	Andrew J. McKelvey
Title:	Chairman and CEO

3

State of Delaware
Secretary of State
Division of Corporations
Delivered 04:35 PM 05/20/2005
FILED 04:35 PM 05/20/2005
SRV 050419842 - 2658285 FILE

CERTIFICATE OF OWNERSHIP AND MERGER

OF

O’CONNOR AGENCY
(a California corporation)

INTO

MONSTER WORLDWIDE, INC.
(a Delaware corporation)

(Pursuant to Section 253 of the General
Corporation Law of the State of Delaware)

********

It is HEREBY CERTIFIED that:

1.                          Monster Worldwide, Inc. (the “Corporation”) is a business corporation of the State of Delaware.

2.                          The Corporation owns all of the issued and outstanding shares of capital stock of O’Connor Agency, a company incorporated under the laws of the State of California (“O’Connor”).

3.                          That, in accordance with the provisions of Section 253 of the General Corporation Law of the State of Delaware, the Board of Directors of the Corporation, at a meeting held on March 11, 2005, duly adopted the following resolutions, which resolutions remain in full force and effect on the date hereof and are set forth as follows:

RESOLVED, that the Corporation shall merge into itself its wholly-owned subsidiary, O’Connor Agency, a company incorporated under the laws of the state of California (“O’Connor”), and that all of the estate, property, rights, privileges, powers and franchises of O’Connor shall vest in and be held and enjoyed by the Corporation as fully and entirely and without change or diminution as the same were before held and enjoyed by O’Connor in its name; and it is further

RESOLVED, that the Plan of Merger presented to the Board of Directors of the Corporation, providing for the merger of O’Connor with and into the Corporation be, and it hereby is, approved and adopted by the Corporation; and it is further

RESOLVED, that the Corporation shall assume all of the obligations of O’Connor; and it is further

RESOLVED, that the effective date for the merger herein provided for, insofar as the provisions of the General Corporation Law of the State of Delaware shall govern the same, shall be the date hereof; and it is further

1

RESOLVED, that the effective date of the merger herein provided for, insofar as the provisions of the California Corporations Code shall govern the same, shall be the date hereof; and it is further

RESOLVED, that the separate existence of O’Connor shall cease upon the effective date of the merger pursuant to the provisions of the California Corporations Code; and that the Corporation shall continue its existence as the surviving corporation pursuant to the General Corporation Law of the State of Delaware; and it is further

RESOLVED, that the shares of O’Connor shall not be converted in any manner, but each said share which is issued as of the effective date of the merger shall be surrendered and extinguished.

RESOLVED that the proper officers of the Corporation be and they hereby are authorized and directed, in the name and on behalf of the Corporation to execute and deliver such documents and writings and to take such actions as may be necessary or which such officers may deem appropriate to carry out the intent and purposes of the foregoing resolutions, the execution and delivery or performance thereof by such officer or officers of the Corporation to be conclusive evidence of the approval by the Corporation of the terms and conditions or the appropriateness thereof.

2

IN WITNESS WHEREOF, the Corporation has caused this certificate to be duly executed by an authorized officer this 20 day of May, 2005.

MONSTER WORLDWIDE, INC.
By:	/s/ Andrew J. McKelvey
Name:	Andrew J. McKelvey
Title:	Chairman and CEO

3

State of Delaware
Secretary of State
Division of Corporations
Delivered 04:35 PM 05/20/2005
FILED 04:35 PM 05/20/2005
SRV 050419924 - 2658285 FILE

CERTIFICATE OF OWNERSHIP AND MERGER

OF

TELEPHONE DIRECTORY ADVERTISING, INC.
(a Georgia corporation)

INTO

MONSTER WORLDWIDE, INC.
(a Delaware corporation)

(Pursuant to Section 253 of the General
Corporation Law of the State of Delaware)

********

It is HEREBY CERTIFIED that:

1.                          Monster Worldwide, Inc. (the “Corporation”) is a business corporation of the State of Delaware.

2.                          The Corporation owns all of the issued and outstanding shares of capital stock of Telephone Directory Advertising, Inc., a company incorporated under the laws of the State of Georgia (“TDA”).

3.                          That, in accordance with the provisions of Section 253 of the General Corporation Law of the State of Delaware, the Board of Directors of the Corporation, at a meeting held on March 11, 2005, duty adopted the following resolutions, which resolutions remain in full force and effect on the date hereof and are set forth as follows:

RESOLVED, that the Corporation shall merge into itself its wholly-owned subsidiary, Telephone Directory Advertising, Inc., a company incorporated under the laws of the state of Georgia (“TDA”), and that all of the estate, property, rights, privileges, powers and franchises of TDA shall vest in and be held and enjoyed by the Corporation as fully and entirely and without change or diminution as the same were before held and enjoyed by TDA in its name; and it is further

RESOLVED, that the Plan of Merger presented to the Board of Directors of the Corporation, providing for the merger of TDA with and into the Corporation be, and it hereby is, approved and adopted by the Corporation; and it is further

RESOLVED, that the Corporation shall assume all of the obligations of TDA; and it is further

RESOLVED, that the effective date for the merger herein provided for, insofar as the provisions of the General Corporation Law of the State of Delaware shall govern the same, shall be the date hereof; and it is further

1

RESOLVED, that the effective date of the merger herein provided for, insofar as the provisions of the Georgia Business Corporation Code shall govern the same, shall be the date hereof; and it is further

RESOLVED, that the separate existence of TDA shall cease upon the effective date of the merger pursuant to the provisions of the Georgia Business Corporation Code; and that the Corporation shall continue its existence as the surviving corporation pursuant to the General Corporation Law of the State of Delaware; and it is further

RESOLVED, that the shares of TDA shall not be converted in any manner, but each said share which is issued as of the effective date of the merger shall be surrendered and extinguished.

RESOLVED that the proper officers of the Corporation be and they hereby are authorized and directed, in the name and on behalf of the Corporation to execute and deliver such documents and writings and to take such actions as may be necessary or which such officers may deem appropriate to carry out the intent and purposes of the foregoing resolutions, the execution and delivery or performance thereof by such officer or officers of the Corporation to be conclusive evidence of the approval by the Corporation of the terms and conditions or the appropriateness thereof.

2

IN WITNESS WHEREOF, the Corporation has caused this certificate to be duly executed by an authorized officer this 20 day of May, 2005.

MONSTER WORLDWIDE, INC.
By:	/s/ Andrew J. McKelvey
Name:	Andrew J. McKelvey
Title:	Chairman and CEO

3

State of Delaware
Secretary of State
Division of Corporations
Delivered 04:35 PM 05/20/2005
FILED 04:35 PM 05/20/2005
SRV 050420142 - 2658285 FILE

CERTIFICATE OF OWNERSHIP AND MERGER

OF

IN2, INC.
(a New York corporation)

INTO

MONSTER WORLDWIDE, INC.
(a Delaware corporation)

(Pursuant to Section 253 of the General
Corporation Law of the State of Delaware)

********

It is HEREBY CERTIFIED that:

1.                          Monster Worldwide, Inc. (the “Corporation”) is a business corporation of the State of Delaware.

2.                          The Corporation owns all of the issued and outstanding shares of capital stock of in2, Inc., a company incorporated under the laws of the State of New York (“in2”).

3.                          That, in accordance with the provisions of Section 253 of the General Corporation Law of the State of Delaware, the Board of Directors of the Corporation, at a meeting held on March 11, 2005, duly adopted the following resolutions, which resolutions remain in full force and effect on the date hereof and are set forth as follows:

RESOLVED, that the Corporation shall merge into itself its wholly-owned subsidiary, in2, Inc., a company incorporated under the laws of the state of New York (“in2”), and that all of the estate, property, rights, privileges, powers and franchises of in2 shall vest in and be held and enjoyed by the Corporation as fully and entirely and without change or diminution as the same were before held and enjoyed by in2 in its name; and it is further

RESOLVED, that the Plan of Merger presented to the Board of Directors of the Corporation, providing for the merger of in2 with and into the Corporation be, and it hereby is, approved and adopted by the Corporation; and it is further

RESOLVED, that the Corporation shall assume all of the obligations of in2; and it is further

RESOLVED, that the effective date for the merger herein provided for, insofar as the provisions of the General Corporation Law of the State of Delaware shall govern the same, shall be the date hereof; and it is further

1

RESOLVED, that the effective date of the merger herein provided for, insofar as the provisions of the New York Business Corporation Law shall govern the same, shall be the date hereof; and it is further

RESOLVED, that the separate existence of in2 shall cease upon the effective date of the merger pursuant to the provisions of the New York Business Corporation Law; and that the Corporation shall continue its existence as the surviving corporation pursuant to the General Corporation Law of the State of Delaware; and it is further

RESOLVED, that the shares of in2 shall not be converted in any manner, but each said share which is issued as of the effective date of the merger shall be surrendered and extinguished.

RESOLVED that the proper officers of the Corporation be and they hereby are authorized and directed, in the name and on behalf of the Corporation to execute and deliver such documents and writings and to take such actions as may be necessary or which such officers may deem appropriate to carry out the intent and purposes of the foregoing resolutions, the execution and delivery or performance thereof by such officer or officers of the Corporation to be conclusive evidence of the approval by the Corporation of the terms and conditions or the appropriateness thereof.

2

IN WITNESS WHEREOF, the Corporation has caused this certificate to be duly executed by an authorized officer this 20 day of May, 2005.

MONSTER WORLDWIDE, INC.
By:	/s/ Andrew J. McKelvey
Name:	Andrew J. McKelvey
Title:	Chairman and CEO

3

State of Delaware
Secretary of State
Division of Corporations
Delivered 04:35 PM 05/20/2005
FILED 04:35 PM 05/20/2005
SRV 050419997 - 2658285 FILE

CERTIFICATE OF OWNERSHIP AMD MERGER

OF

PROVIDENCE DIRECTORY SOLUTIONS, INC.
(a Florida corporation)

INTO

MONSTER WORLDWIDE, INC.
(a Delaware corporation)

(Pursuant to Section 253 of the General
Corporation Law of the State of Delaware)

********

It is HEREBY CERTIFIED that:

1.                          Monster Worldwide, Inc. (the “Corporation”) is a business corporation of the State of Delaware.

2.                          The Corporation owns all of the issued and outstanding shares of capital stock of Providence Directory Solutions, Inc., a company incorporated under the laws of the State of Florida (“Providence”).

3.                          That, in accordance with the provisions of Section 253 of the General Corporation Law of the State of Delaware, the Board of Directors of the Corporation, at a meeting held on March 11, 2005, duly adopted the following resolutions, which resolutions remain in full force and effect on the date hereof and are set forth as follows:

RESOLVED, that the Corporation shall merge into itself its wholly-owned subsidiary, Providence Directory Solutions, Inc., a company incorporated under the laws of the state of Florida (“Providence”), and that all of the estate, property, rights, privileges, powers and franchises of Providence shall vest in and be held and enjoyed by the Corporation as fully and entirely and without change or diminution as the same were before held and enjoyed by Providence in its name; and it is further

RESOLVED, that the Plan of Merger presented to the Board of Directors of the Corporation, providing for the merger of Providence with and into the Corporation be, and it hereby is, approved and adopted by the Corporation; and it is further

RESOLVED, that the Corporation shall assume all of the obligations of Providence; and it is further

RESOLVED, that the effective date for the merger herein provided for, insofar as the provisions of the General Corporation Law of the State of Delaware shall govern the same, shall be the date hereof; and it is further

1

RESOLVED, that the effective date of the merger herein provided for, insofar as the provisions of the Florida Business Corporation Act shall govern the same, shall be the date hereof; and it is further

RESOLVED, that the separate existence of Providence shall cease upon the effective date of the merger pursuant to the provisions of the Florida Business Corporation Act; and that the Corporation shall continue its existence as the surviving corporation pursuant to the General Corporation Law of the State of Delaware; and it is further

RESOLVED, that the shares of Providence shall not be converted in any manner, but each said share which is issued as of the effective date of the merger shall be surrendered and extinguished.

RESOLVED that the proper officers of the Corporation be and they hereby are authorized and directed, in the name and on behalf of the Corporation to execute and deliver such documents and writings and to take such actions as may be necessary or which such officers may deem appropriate to carry out the intent and purposes of the foregoing resolutions, the execution and delivery or performance thereof by such officer or officers of the Corporation to be conclusive evidence of the approval by the Corporation of the terms and conditions or the appropriateness thereof.

2

IN WITNESS WHEREOF, Monster has caused this certificate to be duly executed by an authorized officer this 20 day of May, 2005.

MONSTER WORLDWIDE, INC.
By:	/s/ Andrew J. McKelvey
Name:	Andrew J. McKelvey
Title:	Chairman and CEO

3